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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4390

Strong Corporate Bond Fund, Inc., on behalf of the Strong Corporate Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Income

Funds

Strong Corporate Bond Fund

Strong High-Yield Bond Fund

Strong Short-Term Bond Fund

Strong Government Securities Fund

Strong Short-Term High Yield Bond Fund

Strong Corporate Income Fund

Strong Short-Term Income Fund

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Income

Funds

Market Update from Jay N. Mueller

November 1, 2003, to April 30, 2004

On the Road to Normalization

Inflation, disinflation, or deflation?

It was about a year ago that interest rates in the United States fell to a generational low. Ten-year Treasury bonds offered yields of less than 3.5%. Thirty-year, fixed-rate mortgages could be obtained in the neighborhood of 5.5%. Short-term rates hovered around 1%.

From a sufficient perspective in the future, the summer of 2003 will likely be viewed as the culmination of the tremendous bull market for bonds that began in the early ‘80s. For bond investors, the story of the last two decades has been disinflation — a persistent downward creep in the rate of price inflation. In 1980, inflation crested at nearly 15%. It bottomed last year at about 1% on a core basis (Consumer Price Index (CPI) excluding food and energy).

But it was more than disinflation that drove yields down to levels last seen at the roll out of the Ford Edsel. Prompted by the musings of various monetary officials and private sector analysts, investors were assessing the possibility of outright deflation — a sustained fall in the general price level. Just as inflation makes bonds less valuable because the purchasing power of a fixed-rate interest payment declines, deflation tends to make bonds more valuable, as each nominal dollar of interest received can buy more goods and services. If the disinflation of the ‘80s and ‘90s had turned into the deflation of the new century, the bond market rally might have run a bit further.

What’s good for bond prices, however, is not necessarily good for the economy as a whole. And while modest, gradual deflation driven by rising productivity might be tolerable, severe deflation would probably be catastrophic. For exactly the same reason that deflation helps bondholders, it hurts borrowers: the real cost of servicing debt goes up and up. Eventually the burden becomes unsustainable, and massive bankruptcies can result. This was the dynamic that made the Great Depression of the ’30s so severe.

In the last six months, the risk of deflation has abated significantly. As of April, core CPI inflation had risen to 1.8% on a year over year basis. Another price measure, the Personal Consumption Expenditure Deflator, ticked steadily higher in the first four months of 2004. Raw commodity prices pushed sharply higher, most visibly in the energy sector. Consequently, deflation worries have largely disappeared from the comments of Alan Greenspan and his fellow Federal Reserve Board members.

With deflation off the table, both the bond market and the monetary authorities have shifted their focus to the “normalization” of short-term interest rates. A 1% overnight lending rate is hardly compatible with robust real growth. In the second half of 2003, strong Growth Domestic Product (GDP) numbers were offset by soft employment conditions. And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions. Indeed, in the four quarters ended March 31, 2004, the U.S. economy grew at 5% in real terms — faster than in any one-year period since 1984. Still, the Fed was able to justify remaining “on hold” because labor market conditions were judged to be tepid.

Jobs bounce back

Historically, employment has lagged behind most economic indicators throughout the business cycle. Job creation is generally the last thing to deteriorate after a cyclical peak — and the last thing to improve in a recovery. The present cycle has conformed to that pattern. Though the recovery began at the end of 2001, labor market conditions were still worsening as recently as a year ago. It has only been in the past few months that payroll gains have shown the sort of acceleration that signals a self-sustaining expansion.

Indeed, while the Labor Department’s non-farm payroll survey began to show net job creation in September of 2003, the first big jump in hiring was reported in January of this year with the announcement of 159,000 new jobs. The pace of job creation accelerated to 337,000 in the month of March — the best showing in 4 years. Strength in hiring was accompanied by a drop in the unemployment rate to 5.6%. The impressive March employment data caused a significant shift in capital market expectations. Investors quickly concluded that the Fed had run out of reasons to delay the inevitable: a tightening cycle that would take short-term rates to something approaching “normal”. Bond prices fell across the board with short- to intermediate-term debt taking the brunt of the damage. Of course, there’s no way to know in advance how high “normal” will be, nor how quickly the Fed will get there. By the end of April, the bond market had “priced in” the likelihood of a cumulative 0.75% jump in target overnight rates by the end of 2004. Such a move is well within the experience of prior tightening cycles.

And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions.

Strong growth: corporates outperform Treasuries

The relative slack in the labor market has been accompanied by spectacular gains in labor productivity. Businesses have hired at a slower pace in this cycle in part because efficiency improvements have allowed them to meet rising demand without a commensurate increase in headcount. Consequently, unit labor costs have remained basically flat while revenues have risen. The resulting expansion of profit margins has driven corporate earnings up about 37% over the last twelve months, strengthening the ability of corporate borrowers to service their debt. In part because of the improvement in profitability, the yield spread that corporate bonds paid over comparable maturity Treasury debt narrowed over the last six months. The average spread for high-grade borrowers shrank by about 0.1%. Among high-yield issuers, spreads narrowed by about 0.8% on average.

Even in a rising rate environment, bonds can play an important role in a well-diversified portfolio.

Looking ahead

If, as we expect, the U.S. economy continues to roll forward at a solid pace, interest rates may have some more “normalization” to do. But even in a rising rate environment, bonds can play an important role in a well-diversified portfolio. Bonds — particularly short to intermediate term–tend to be less volatile than stocks. Bonds and stocks are often negatively correlated, which is to say that bonds frequently rally when stocks are selling off, and vice-versa. High-quality bonds can provide a comparatively safe refuge from geopolitical risk and other external shocks. And bonds provide fairly predictable income, which generally becomes increasingly important as investors move toward retirement age.

Thank you for investing with Strong. We look forward to serving your needs in the days and months ahead.

Director of Fixed Income,

Portfolio Manager, and Economist

Strong Corporate Bond Fund

The Strong Corporate Bond Fund enjoyed good relative performance for the six-month period ended April 30, 2004. The Fund posted a return of 2.14%, placing it ahead of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 1.25%.

A supportive environment for corporate bonds

The Corporate Bond Fund benefited from its focus on BBB-rated bonds — those in the lowest tier of investment-grade, fixed-income securities. These bonds performed well during the period because of their attractive valuations compared to higher-quality bonds. In addition, corporate bonds benefited from the uptick in economic activity, which fueled improvements in corporate earnings and cash flow. Both are essential contributors to the financial health of corporate bond issuers. Demand for corporate bonds was strong as investors looked for incremental yield relative to Treasuries in the low interest-rate environment, while the supply of new bonds remained at manageable levels.

Our approach to the market

There are four important factors that impact the performance of the Corporate Bond Fund: Sensitivity to interest-rate changes, also known as duration; the mix of maturities selected, also known as yield-curve positioning; the Fund’s allocation to different industries; and individual bond selection. Over the past six months, the Fund’s industry weightings and individual bond selections had the most significant impact.

Bond selections drive performance

The Fund’s overweighted position, relative to its index, in the auto industry enhanced performance. General Motors and Ford are two individual bond selections that contributed positively to the portfolio. At the start of the period, bonds from these two companies had some of the highest yields in the investment-grade bond market. Although the outlook for domestic auto companies was challenging due to capacity issues and unfavorable cost structures, we believed these companies’ strong liquidity positions made the bonds attractive. We also thought that an improving economy would provide a solid environment for auto sales. The economy did indeed show signs of improvement during the period and the market prices for auto bonds increased. Autos ended the period as one of the top performing industries in the bond market.

The below-investment grade holdings in the portfolio contributed positively to performance because several positions increased in price after the ratings were upgraded to investment grade. The Fund also invested in fixed-income derivative securities, primarily exchange-traded Treasury futures contracts and exchange-traded Eurodollar futures contracts. These holdings benefited the portfolio by helping to manage the sensitivity to interest-rate changes.

The cable industry was another overweighted position, relative to the index, but the holdings detracted from Fund performance. We chose to emphasize the industry based on its attractive subscription-based business model and an anticipated improvement in credit quality. While both of these factors did play a role in the industry over the past six months, the positive forces were outweighed by concerns about potential debt-financed acquisition activity that began to surface in early 2004. We adjusted our holdings in consideration of potential merger risk, but remained overweight in the industry because the business profile remains intact. Additionally, we expect that the cable sector will continue to benefit from newer services such as high-speed data, digital video recorders, and the expansion of internet-based telephony.

A generally positive outlook

Given the continued signs of an improving economy, our outlook for corporate credit remains positive. We believe that corporations will continue to achieve profit growth and improvement in their balance sheets. Nonetheless, risk from macroeconomic and event-specific factors remains higher than in the recent past.

The uncertainty surrounding the timing and degree of interest-rate increases is likely to remain at the center of the bond market’s attention for some time. The yield advantage that corporate bonds have over Treasuries, however, provides some balance to these crosscurrents.

Thank you for your continued investment in the Strong Corporate Bond Fund.

Janet S. Rilling

Portfolio Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	4.34%
Advisor Class[2]	4.28%
Institutional Class[3]	5.00%
Average effective maturity[4]	9.7 years
Average quality rating[5]	BBB

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	4.74%
5-year	5.09%
10-year	7.77%
Since Fund Inception (12-12-85)	8.41%

Advisor Class[2]
1-year	4.63%
5-year	4.93%
10-year	7.57%
Since Fund Inception (12-12-85)	8.20%

Institutional Class[3]
1-year	5.16%
5-year	5.51%
10-year	7.98%
Since Fund Inception (12-12-85)	8.53%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 12-12-85 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. Credit BAA Bond Index, and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. We are replacing the Lehman Brothers U.S. Credit BAA Bond Index with the Lehman Brothers U.S. Aggregate Bond Index, as we believe that the Lehman Brothers U.S. Aggregate Bond Index is a more appropriate broad-based index. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 4.22% for Advisor Class shares. As of 4-30-04, there are waivers and/or absorptions in effect for Advisor Class shares, but not Investor Class or Institutional Class shares.

Performance:

[2]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance.

Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[4]	The Fund’s average effective maturity includes the effect of futures.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. Credit BAA Bond Index is the Baa component of the U.S. Credit index, which contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The Lipper Corporate Debt Funds BBB Rated Index is the average of the 30 largest funds in the Lipper Corporate Debt Funds BBB Rated Category. These funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

Strong High-Yield Bond Fund

The Strong High-Yield Bond Fund outperformed its index, the Lehman Brothers U.S. High Yield Bond Index, for the six-month period ended April 30, 2004. The Fund’s Investor Class shares posted a return of 6.12%, while the index returned 5.52%.

A look at the high-yield market

In general terms, the economy was strong during the six-month period, leading to improved financial performance for corporations, rising stock prices, and higher interest rates. In this environment, lower-rated bonds outperformed. Throughout the period, the Fund maintained close to a benchmark weighting in CCCs, an overweighting in B-rated bonds, and an underweighting in the higher-rated BBs. This positioning contributed to the Fund’s outperformance over the period.

How positioning affected performance

Our investment approach begins with a macroeconomic outlook that drives our credit quality decision and our industry sector allocations. Given the strong fiscal and monetary stimuli being applied to the economy during the period, we felt that the economic data was going to be strong, leading to higher interest rates. This view ultimately was correct, though a strong rally in Treasury prices drove rates significantly lower over the first five months before a strong reversal in April. Expecting better financial performance and higher interest rates, we chose to overweight Bs and underweight BBs. We did not overweight CCCs despite the probability of outperformance, as many of these companies do not meet the financial criteria we require.

Our positive macroeconomic outlook led to some shifts in our industry sector allocations during the six months. We increased our exposure to industries that we believed would benefit from the improving economy, including chemicals, metals, building materials, and other industrials. On the flip side, we reduced our weightings in non-cable media, wire-line telecommunications, retail, healthcare, and energy.

Both qualitative and quantitative factors matter

Despite the importance of our macroeconomic outlook in structuring the portfolio, our team’s primary focus is on bottom-up company analysis. We look for bonds with a price that does not fully reflect positive elements in credit fundamentals. On the qualitative front, we analyze industry fundamentals, the company’s competitive situation within the industry, and the strength of its management. Our detailed quantitative analysis of financial statements focuses on the ability of each company to repay its debt. The financial health of each investment varies, but we look for the expected return on each bond to adequately compensate investors for the risks being taken.

I would like to highlight two of our investments. The first is L-3 Communications, a supplier of a broad range of products used in aerospace and defense platforms. We have owned L-3’s 7.63% Notes due in 2012 since they were originally issued in 2002. L-3, a leader in its niche of the defense industry, has benefited from increased defense spending; sales rose by 26% in 2003. Based on current market conditions, the bonds offer a yield of approximately 6.25%.

The second company is William Carter, which markets clothing for babies and young children. The company has a leading position within a stable industry and a management team that has demonstrated the ability and willingness to repay high debt levels in the recent past with the free cash flow generated. At the time of the leveraged buyout in 2001, debt was 4.9 times operating cash flow. Debt is currently only 2.0 times operating cash flow as the company has reduced debt by generating strong free cash flow and raising proceeds from an initial public equity offering in October 2003. We own 10.88% Notes due in 2011 that currently yield 6% until 2006 when we anticipate they will be repaid.

Our outlook for the months ahead

We are entering a period where total returns will likely land in the mid-single digits on an annual basis due to rising interest rates. To reflect this environment, we will continue to overweight B-rated bonds and to look for value in the economy-sensitive sectors. We have been increasing the percentage of the portfolio dedicated to floating-rate securities, which can help guard against higher interest rates; we expect to continue to do so in coming months. Currently, approximately 5% of the portfolio is in floating-rate holdings.

Thank you for your investment in the Strong High-Yield Bond Fund.

Thomas M. Price

Portfolio Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	6.12%
Advisor Class[2]	6.10%
Institutional Class[3]	6.79%
Average effective maturity[4]	5.0 years
Average quality rating[5]	B

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	14.15%
5-year	2.21%
Since Fund Inception (12-28-95)	7.28%

Advisor Class[2]
1-year	13.91%
5-year	1.91%
Since Fund Inception (12-28-95)	6.98%

Institutional Class[3]
1-year	14.49%
5-year	2.51%
Since Fund Inception (12-28-95)	7.47%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 12-28-95 to 4-30-04

The Fund has a redemption fee of 1.00% against shares that are held for fewer than six months.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 6.06% for Advisor Class shares. As of 4-30-04, there are waivers and/or absorptions in effect for Advisor Class shares, but not Investor Class or Institutional Class shares.

Performance:

[2]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Institutional Class shares prior to 7-31-01 is based on the Fund’s Investor Class shares’ performance.

Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[4]	The Fund’s average effective maturity includes the effect of when-issued securities.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers U.S. High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Strong Short-Term Bond Fund

The Fund performed well during the six months ended April 30, 2004, with the Investor Class shares returning 1.54% compared with a 0.80% return for its index, the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index.

Two-year treasuries were volatile

The Federal Reserve left the Federal Funds rate unchanged throughout the period at 1.0%. Although most economic data were strong, the Fed focused on soft employment figures and the lack of inflation. While the Fed Funds rate was unchanged, two-year Treasury rates — to which this Fund is most closely correlated — were anything but stable during the period as investors attempted to predict the Fed’s next action, provoking much of the volatility. Two-year Treasuries started the period in November with a yield of 1.82%, but that figure rose to 2.05% by the end of that month as the market anticipated a Fed rate hike in early 2004.

The price on two-year Treasuries subsequently rallied after lower than expected payroll growth and constrained inflation figures, driving the yield on two-year Treasuries to a low of 1.46% in March. April’s stronger than expected employment figures ended the rally, driving the yield on two-years to 2.32% by the end of April.

How we structure the portfolio

The Fund has three primary areas of portfolio management: duration or sensitivity to interest rate changes; sector weightings primarily among corporate bonds, asset-backed securities, and mortgage-backed securities; and individual security selection. Decisions in each of these areas are impacted by our macroeconomic analysis.

Over the six months, the Fund’s duration changed, but remained below 2.0 years. To illustrate the effect of duration, consider this example: If interest rates increase by one percentage point and the duration of the Fund is 2.0 years, the Fund’s net asset value would decline by 2.0%. As the period progressed, we increased the Fund’s duration, as it appeared the Fed would not raise rates for 2004 and we could earn additional income. When strong payroll data in early April made it likely the Fed could raise rates as early as this summer, we decreased the Fund’s duration to lower the impact from higher interest rates. To help manage duration during the six-month period, we did invest in a variety of fixed-income, derivative securities including exchange-traded Treasury futures contracts.

Our position in corporate bonds remained near 45% of net assets throughout the period, close to the higher end of our typical allocation. This heavy weighting in corporate bonds reflected our expectation that the economic recovery would continue, with positive impact on corporate earnings and corporate securities. Another factor favoring corporate issues is that companies have been focusing on improving the quality of their balance sheets by using excess cash flow to reduce their debt levels; this has benefited their bondholders.

Mortgage- and asset-backed securities made up the remainder of the portfolio and provided an attractive level of income. This segment of the portfolio also serves as the foundation for the Fund’s average credit rating of AA.

Picking bonds for the Fund

Several factors drive our selection of individual securities for the portfolio. Among these are our goals of minimizing potential net asset value volatility, providing an attractive level of income, and maintaining a high level of diversification. We, therefore, try to limit our maximum level of exposure to any single industry and sector, and generally buy smaller positions in lower-quality bonds.

In considering corporate bonds for the Fund, we carefully analyze the qualitative factors of each company, including industry fundamentals, the company’s competitive situation within its industry, and the strength of its management team. We also seek to determine each company’s ability to repay its bonds. This means that we examine the amount of cash it holds, determine the availability of any bank credit lines, and look at its free cash flow.

Anticipating rising rates

Based on the strength of recent economic news and given recent Federal Reserve rhetoric, we expect the Federal Funds rate to increase later this year. We are closely evaluating our positioning with respect to duration as we seek to minimize the impact of rising short-term rates on the Fund’s net asset value, while still producing an attractive level of income.

We appreciate your continued confidence in the Strong Short-Term Bond Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	2.81%
Advisor Class[2]	2.67%
Institutional Class[3]	3.28%
Average effective maturity[4]	2.9 years
Average quality rating[5]	AA

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	2.53%
5-year	3.74%
10-year	5.17%
Since Fund Inception (8-31-87)	6.39%

Advisor Class[2]
1-year	2.35%
5-year	3.48%
10-year	4.89%
Since Fund Inception (8-31-87)	6.10%

Institutional Class[3]
1-year	3.09%
5-year	4.18%
10-year	5.39%
Since Fund Inception (8-31-87)	6.52%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 8-31-87 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 2.62% for Advisor Class shares. As of 4-30-04, there are waivers and/or absorptions in effect for Advisor Class shares, but not Investor Class or Institutional Class shares.

Performance:

[2]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance.
Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[4]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Lipper Short Investment Grade Debt Funds Average is the average of all funds in the Lipper Short Investment Grade Debt Funds Category. These funds invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Strong Government Securities Fund

The Fund produced a total return of 0.82% for the six months ended April 30, 2004. This figure fell short of the 1.25% return of the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

Corporate bonds outperformed comparable-maturity government securities over the six months. The Fund is limited to holding no more than 10% of its assets in non-government securities, and for most of the period, it held considerably less than that. The Lehman Brothers U.S. Aggregate Bond Index has an approximately 22% weighting in corporate bonds. The Fund’s under-weighting in corporates is largely responsible for the underperformance.

Rates stayed low, then shifted higher

The Fund benefited from a gradual decline in market interest rates over the first five months of the period. However, in April a sharp reversal in the bond market dragged down the prices of U.S. Treasury, government agency, and mortgage-backed securities. These constitute the majority of the Fund’s holdings, so this trend had a negative impact on the Fund’s performance for that month.

Indeed, April was the worst month for the bond market since July 2003. The yield on the five-year Treasury note — a reasonable proxy for the Fund’s center of gravity along the maturity spectrum — rose to 3.62%, up from 2.78% at the end of March. While a yield of 3.62% may not seem high, it is substantially above the low water mark of 2.03% set last June.

Positioning for April’s rising rates

The primary dynamic affecting performance, both in the bond market and for the Fund, was April’s dramatic market interest-rate increases. Rates went up at that time primarily because new economic data depicted a strengthening U.S. economy. By the end of that month, prices in the bond market reflected a belief that the Federal Reserve would soon act to raise short-term rates.

Prior to April, we anticipated that the Federal Reserve would move slowly to hike short-term rates. Our portfolio strategy emphasized modest shifts in our average maturity, seeking to take advantage of relative value opportunities resulting from emotion-driven movements in bond prices.

The Fund’s allocation to mortgage-backed securities trended down toward the end of the period in anticipation of potential “extension risk” — that is, a slowdown in the pace of refinance-driven mortgage prepayments. We continued a long-standing strategy of searching for mortgage structures with relatively stable prepayment patterns. These include highly seasoned, high-coupon pools, and pools containing 15-year and balloon mortgages. These mortgages generally have less extension risk than traditional 30-year mortgage pools.

In the Treasury sector, the Fund held a position in Treasury Inflation Protected Securities (TIPS). These bonds are designed to protect investors from the risk of rising inflation through periodic adjustment of their principal value in accordance with changes in the Consumer Price Index.

For the period, TIPS performed quite well relative to conventional Treasury securities (nominals), which benefited the Fund’s performance. This fact reflected a belief that a stable, low Fed Funds rate would keep real yields low, even if commodity price spikes (such as $2 per gallon of gasoline) pushed inflation higher. TIPS underperformed nominals in April, however.

Our outlook

Assuming that the U.S. economy remains in a robust expansion, it is likely that the Federal Reserve will begin to raise short term rates. As of this writing, the bond market already reflects a reasonable degree of monetary tightening (rate increases) over the remainder of 2004.

At the same time, bond investors are earning higher yields for the use of their money. Unless inflation rages out of control — something the Fed is obliged to resist — the rise in rates could be limited from this point. That would reflect a return to normalcy rather than a long-term bear market in bonds. Further, the Fund’s high average credit standard means that it can benefit from the periodic “flight-to-quality” waves we have seen associated with geopolitical disturbances and other threats to U.S. economic and fiscal confidence. Accordingly, we believe that the Fund can continue to position itself for performance by maintaining a well-diversified investment portfolio in a variety of investment environments.

We thank you for your continued investment in the Strong Government Securities Fund.

W. Frank Koster

Portfolio Co-Manager

Jay N. Mueller

Portfolio Co-Manager

Fund Highlights

PORTFOLIO STATISTICS

30-day annualized yield
Investor Class	2.70%
Advisor Class[2]	2.65%
Institutional Class[3]	3.26%
Class C4	1.71%
Average effective maturity[5]	4.5 years
Average quality rating[6]	AAA

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	0.83%
5-year	6.36%
10-year	7.08%
Since Fund Inception (10-29-86)	7.96%

Advisor Class[2]
1-year	0.83%
5-year	6.12%
10-year	6.81%
Since Fund Inception (10-29-86)	7.67%

Institutional Class[3]
1-year	1.36%
5-year	6.82%
10-year	7.31%
Since Fund Inception (10-29-86)	8.09%

Class C4
1-year	-1.26%
5-year	5.24%
10-year	5.94%
Since Fund Inception (10-29-86)	6.81%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

Fund shares are neither insured nor guaranteed by the U.S. government.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 10-29-86 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 2.60% for Advisor Class shares. As of 4-30-04, there are waivers and/or absorptions in effect for Advisor Class shares, but not Investor Class, Institutional Class, or Class C shares.

Performance:

[2]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance.
[4]	Average annual total returns for Class C shares includes the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[5]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[6]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper General U.S. Government Funds Index is the average of the 30 largest funds in the Lipper General U.S. Government Funds Category. These funds invest primarily in U.S. Government and agency issues.

Strong Short-Term High Yield Bond Fund

The Strong Short-Term High Yield Bond Fund performed in line with our expectations during the period. With a return of 2.65% over the six months ended April 30, 2004, the Fund underperformed its index, the Short-Term High Yield Bond Index III, which returned 4.47%. This underperformance reflects the Fund’s positioning as a conservative offering in the high yield category, in an environment that was generally strong for high-yield bonds.

Conservative positioning

Entering the period, our macroeconomic outlook was for improved economic conditions driven by strong monetary and fiscal stimuli. In this environment, we expected interest rates to rise in anticipation of the Federal Reserve boosting the Federal Funds rate in 2004. To protect against these higher rates, we increased the percentage of floating-rate securities in the portfolio and focused on shorter-maturity, fixed-rate bonds. For the first five months of the period, this positioning lowered the Fund’s returns as interest rates declined. In April, however, our positioning helped the Fund’s returns as rates spiked higher, ending at the highest levels of the period.

Overall, the high-yield bond market was very strong for the first three months of the period. In the second half of the period, though, conditions changed, and the high- yield market generated a slight negative return. A weaker high-yield environment, whether due to softer corporate earnings or higher interest rates, is when this Fund’s positioning relative to longer high-yield funds is beneficial. As a result, while the Fund lagged the broader high-yield market in the first half of the period, in the second three months the Fund posted a total return of 1.05%, a strong return relative to high-yield funds.

A look at portfolio construction

The bonds in the Fund’s portfolio fall into two camps. The first is shorter-maturity bonds, and the second is high-coupon bonds that are likely to be refinanced in the near future, just as a homeowner might refinance a higher-rate mortgage. The first step in our analysis to acquire a bond for the Fund is to understand the qualitative factors behind each company issuing the bond, including industry fundamentals, the company’s competitive situation within its industry, and the strength of its management.

Given the Fund’s shorter-term nature, the key to our financial analysis is understanding the liquidity situation of each company over the period we might expect to hold its bonds. To accomplish this, we examine the company’s ability to repay its bonds by focusing on the cash position, availability under any bank credit lines, and level of free cash flow generation.

The Fund is constructed on a bond-by-bond basis. We strive to select bonds that will be repaid regardless of what happens in the broader markets or economy. This makes the Fund less sensitive to factors such as ratings or industry sector allocations. We do, however, attempt to limit the Fund’s exposure to any one industry.

An example of a high-coupon bond that the Fund purchased is the 10.38% Notes due in 2009 issued by Pogo Producing Company. Pogo is an oil and gas exploration entity with bond ratings of Ba3/BB. We purchased the bonds in May 2003 with the expectation that Pogo would retire the bonds in 2004 given the Company’s financial strength, the high level of oil and gas prices, and Pogo’s ability to borrow new money at a much lower rate than the 10.38% coupon on the bonds. Indeed, Pogo called the bonds in April 2004. During the period the Fund held these bonds, the Fund realized a return of 5.4% on the bonds.

Looking ahead

Our outlook is for a continued positive macroeconomic environment, which should be positive for corporate fundamentals but also lead to higher interest rates. Higher rates are likely to reduce the returns the Fund could produce, relative to the recent past.

We will continue our bond-by-bond analysis, while focusing on minimizing the impact of higher rates. To this end, we are likely to emphasize shorter-maturity bonds when possible and to continue to increase the percentage of floating-rate holdings in the portfolio.

Thank you for your continued support of the Strong Short-Term High Yield Bond Fund.

Thomas M. Price

Portfolio Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	2.83%
Advisor Class[2]	2.87%
Average effective maturity[3]	1.8 years
Average quality rating[4]	BB

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	6.18%
5-year	3.36%
Since Fund Inception (6-30-97)	5.34%

Advisor Class[2]
1-year	5.96%
5-year	3.12%
Since Fund Inception (6-30-97)	5.07%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 6-30-97 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index III and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 2.83% for Advisor Class shares. As of 4-30-04, there are waivers and/or absorptions in effect for Advisor Class shares, but not Investor Class shares.

Performance:

[2]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[3]	The Fund’s average effective maturity includes the effect of when-issued securities.
[4]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Strong Corporate Income Fund

The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. For the six months ended April 30, 2004, the Fund posted a return of 1.48% for the period, while the benchmark returned 1.25%.

A solid environment for corporate bonds

Corporate bonds, which account for the bulk of the Fund’s holdings, performed well over this period relative to government bonds. A large portion of corporate bonds’ outperformance relative to Treasuries is the additional yield they offered over government-issued debt. Strong price appreciation among BBB-rated corporate bonds also added to the Fund’s return.

We kept the Fund’s duration shorter than that of its benchmark throughout the six months. Although this positioning was not helpful for most of the period, it was very beneficial to the Fund’s performance during the final six weeks, when interest rates increased rather sharply.

Analysis is key to performance

Our philosophy for managing this Fund is straightforward: seek to find investment-grade bonds that have stable to improving credit fundamentals and that offer an attractive risk-adjusted yield. To identify such bonds for the portfolio, we rely on comprehensive securities analysis. Over the past few quarters we’ve been able to find an abundance of candidates for purchase. This is because the creditworthiness of corporate America has been steadily strengthening, and corporate bond prices have tended to rise more (or fall less) than similar-maturity government bonds. Robust corporate profitability and a more conservative attitude toward financial leverage have been the main drivers of the corporate improvement.

An example of the latter is telecommunications giant Sprint, which has reduced its debt outstanding by about 50% since the end of 2002. Lower leverage and improved profit margins have bolstered Sprint’s debt service ability. In recognition of these improved business fundamentals, the yield premium relative to Treasuries required by investors in Sprint bonds has narrowed significantly. The Fund’s approximately 1% position in Sprint bonds benefited from this spread narrowing.

Beyond debt reduction and margin expansion, credit conditions in the telecommunications sector were helped by consolidation. In February, Cingular Wireless — a joint venture of SBC Communications and BellSouth — announced the acquisition of AT&T Wireless. Following the merger announcement, both major rating agencies put AT&T Wireless debt on watch for possible credit upgrade. Accordingly, the bonds rallied. The Fund held a modest position in AT&T Wireless bonds maturing in 2006, which experienced yield spread narrowing of nearly 0.5% over the six months. Being a modest position in the Fund, the overall impact to performance was small.

While the overall trend in credit spreads was tightening for much of the period, some notable crosscurrents developed in April. In particular the threat of Fed rate hikes started to weigh on the performance of banks, brokers, and other financial services providers. Some of the Fund’s high-quality holdings such as Morgan Stanley Corporation and U.S. Bank — both rated Aa3 by Moody’s — experienced a moderate degree of spread widening. We believe that the path of Fed tightening will not be too onerous for the financial services sector, so we have retained the Fund’s investments in this area.

From a bond investor’s viewpoint, another consequence of a stronger economic environment is the increased willingness of corporate managements to pursue acquisitions financed by new debt issuance. The above case of a merger in the telecom industry was positive to bondholders due to competitive conditions within that sector. But in other industries, the “urge to merge” may please stockholders at the cost of increased leverage.

Our outlook for the months ahead

We expect to see more good news on the economy going forward. Although continued recovery would be supportive of corporate creditworthiness, it would also mean that a less accommodative monetary policy from the Federal Reserve is nearly inevitable. The Fed will probably embark on a multi-step rate tightening cycle sometime this year. These rising short-term interest rates would present a headwind that all bond investors must face. Nonetheless, we are confident that the coming months will offer us a multitude of opportunities to add value to the Fund with both our micro- and macro-level decisions.

Thank you for your continued support of the Strong Corporate Income Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class[1]	3.55%
Average effective maturity[2]	4.9 years
Average quality rating[3]	A

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	3.16%
Since Fund Inception (10-31-02)	5.37%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 10-31-02 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers Intermediate U.S. Credit Bond Index, and the Lipper Corporate Debt Funds A Rated Index. We are replacing the Lehman Brothers Intermediate U.S. Credit Bond Index with the Lehman Brothers U.S. Aggregate Bond Index, as we believe that the Lehman Brothers U.S. Aggregate Bond Index more accurately reflects the Fund’s investment program. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 2.34%. As of 4-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of futures.
[3]	For purposes of this average quality rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Intermediate U.S. Credit Bond Index consists of bonds in the intermediate maturity range of the Lehman Brothers U.S. Credit Index. This index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Corporate Debt Funds A Rated Index is the average of the 30 largest funds in the Lipper Corporate Debt Funds A Rated Category. These funds invest primarily in corporate debt issues rated “A” or better or government issues.

Strong Short-Term Income Fund

Over the six months ended April 30, 2004, the Strong Short-Term Income Fund returned 1.16%, which compared positively to the 0.80% return of its index, the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index.

Volatility in two-year rates

The Federal Reserve left the Federal Funds rate unchanged throughout the period at 1.0%. Although most economic data were strong, the Fed chose not to raise rates, focusing on soft employment figures and the lack of inflation. Although the Fed Funds rate was unchanged, two-year Treasury rates were anything but stable during the period. The volatility was caused by investors attempting to predict when, if, and to what extent the Fed would take action. Two-year Treasuries started the period in November with a yield of 1.82%, but the figure rose to 2.05% by the end of that month as the market anticipated a Fed rate hike in early 2004.

The price on two-year Treasuries subsequently rallied, though, after lower than expected payroll growth and constrained inflation figures were reported. This drove the yield on two-year Treasuries to a low of 1.46% in March. April’s stronger than expected employment figures ended the rally, driving the yield on two-year Treasuries meaningfully higher to 2.32% by the end of the period.

Building the portfolio

In managing the portfolio, we make decisions in three main areas: duration, or sensitivity to interest-rate changes; sector weightings, primarily among corporate bonds, asset-backed securities, and mortgage-backed securities; and individual security selection. Decisions in each of these areas are driven by our macroeconomic analysis.

The Fund’s duration over the six months typically ranged between 1.5 and 2.0 years. To put this figure into context, consider this example: If two-year interest rates increase by one percentage point, and the Fund’s duration is 2.0 years, the Fund’s net asset value would decline by 2.0%. We increased the Fund’s duration as the period progressed, and it appeared the Fed would stay on hold for 2004. When strong payroll data in early April made it likely the Fed could take action as early as this summer, we decreased the Fund’s duration to lower the Fund’s interest rate risk. To help manage duration, we did invest in a variety of fixed-income, derivative securities, including exchange-traded Treasury futures contracts.

Our position in corporate bonds remained around 40% of net assets. This weighting reflected our expectation that the economic recovery would continue, with positive impact on corporate earnings and corporate securities. Another factor in favor of corporate issues is that company managers have been focusing on improving the quality of their balance sheets by using excess cash flow to reduce their debt levels, to the benefit of the Fund’s bondholders.

Mortgage- and asset-backed securities nearly made up the remainder of the Fund’s portfolio. These securities provided an attractive level of income, while serving as the foundation for the Fund’s average credit rating of AA.

Careful bond selection essential

Several factors drive our selection of individual securities for the Fund’s portfolio. Among these are our goals of reducing potential net asset value volatility, providing an attractive level of income, and maintaining a high level of diversification. We, therefore, attempt to limit our maximum level of exposure to any single industry and buy smaller positions in lower-quality bonds.

In considering corporate bonds for the Fund, we carefully analyze the qualitative factors of each company, including industry fundamentals, the company’s competitive situation within its industry, and the strength of its management team. We also seek to understand the liquidity situation of each holding by examining each company’s ability to repay its bonds. Factors considered in this analysis include the amount of cash it holds, the availability of any bank credit lines, and free cash flow generation.

Rising rates on the horizon

Based on the strength of recent economic news and given recent Federal Reserve rhetoric, we expect the Federal Funds rate to increase as soon as this summer. We are closely evaluating our positioning with respect to the Fund’s duration, as we seek to minimize the impact of rising short-term rates on the Fund’s net asset value, while still producing an attractive level of income for the Fund’s investors.

We appreciate your investment in the Strong Short-Term Income Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class[1]	3.17%
Average effective maturity[2]	1.8 years
Average quality rating[3]	AA

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	1.88%
Since Fund Inception (10-31-02)	3.37%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 10-31-02 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 2.07%. As of 4-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[3]	For purposes of this average quality rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Lipper Short Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. These funds invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES	April 30, 2004 (Unaudited)

STRONG CORPORATE BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 93.8%
AEP Texas Central Company Senior Notes, Series D, 5.50%, Due 2/15/13 (h)	$1,515,000	$1,535,278
AT&T Corporation Notes, 6.00%, Due 3/15/09	3,305,000	3,313,130
AT&T Corporation Senior Notes, 8.05%, Due 11/15/11 (h)	6,410,000	7,043,487
AT&T Wireless Services, Inc. Notes, 8.125%, Due 5/01/12 (h)	2,280,000	2,663,366
AT&T Wireless Services, Inc. Senior Notes, 8.75%, Due 3/01/31	1,920,000	2,349,091
Albertson’s, Inc. Senior Debentures, 7.45%, Due 8/01/29	3,800,000	4,127,028
Altria Group, Inc. Notes, 7.65%, Due 7/01/08	3,180,000	3,512,994
Amerada Hess Corporation Bonds, 7.125%, Due 3/15/33 (h)	3,355,000	3,366,873
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14 (b)	3,070,000	2,880,265
American Standard, Inc. Senior Notes, 7.375%, Due 2/01/08	2,805,000	3,085,500
Anadarko Petroleum Corporation Notes, 6.125%, Due 3/15/12	4,175,000	4,451,539
Beaver Valley Funding Corporation Debentures, 8.625%, Due 6/01/07	4,958,000	5,278,396
British Telecom PLC Yankee Bonds, 8.875%, Due 12/15/30	5,285,000	6,705,323
Burlington Northern Santa Fe Corporation Debentures, 8.125%, Due 4/15/20	1,820,000	2,162,671
Burlington Resources Finance Company Guaranteed Yankee Bonds, 7.20%, Due 8/15/31	1,475,000	1,651,922
CILCORP, Inc. Senior Notes, 8.70%, Due 10/15/09	3,720,000	4,402,051
CSX Corporation Notes, 6.25%, Due 10/15/08	2,585,000	2,790,673
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	2,880,000	3,009,041
Cendant Corporation Notes:
6.25%, Due 3/15/10	2,265,000	2,444,592
6.875%, Due 8/15/06	3,385,000	3,669,888
CenterPoint Energy, Inc. Senior Notes, 7.25%, Due 9/01/10	2,720,000	2,904,185
Citizens Communications Company Debentures, 7.60%, Due 6/01/06 (h)	1,690,000	1,791,371
Citizens Communications Company Senior Notes, 7.625%, Due 8/15/08	4,405,000	4,588,680
Clear Channel Communications, Inc. Senior Notes, 8.00%, Due 11/01/08	2,390,000	2,747,496
Columbus Southern Power Company Senior Notes, 5.50%, Due 3/01/13	3,530,000	3,599,883
Comcast Cable Communications, Inc. Notes, 6.20%, Due 11/15/08	5,100,000	5,484,122
Consumers Energy Company First Mortgage Notes, Series B, 5.375%, Due 4/15/13	4,190,000	4,131,164
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07 (h)	4,250,000	4,370,785
Countrywide Home Loans, Inc. Notes, Series L, 4.00%, Due 3/22/11 (h)	4,935,000	4,664,651
D.R. Horton, Inc. Senior Notes, 6.875%, Due 5/01/13	2,665,000	2,798,250
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	$7,930,000	$7,796,625
DaimlerChrysler North America Holding Corporation Notes, 8.50%, Due 1/18/31	3,970,000	4,601,373
DaimlerChrysler North America Holding Corporation Senior Bonds, 7.30%, Due 1/15/12	4,760,000	5,272,171
Delphi Corporation Notes, 6.50%, Due 8/15/13 (h)	1,605,000	1,658,394
Deutsche Telekom International Finance BV Yankee Notes:
5.25%, Due 7/22/13	1,780,000	1,770,100
7.75%, Due 6/15/05	5,000,000	5,323,755
8.25%, Due 6/15/30	3,110,000	3,874,149
Devon Financing Corporation ULC Debentures, 7.875%, Due 9/30/31	2,135,000	2,470,090
Walt Disney Company Medium-Term Notes, Series B, 5.875%, Due 12/15/17	2,755,000	2,755,752
RR Donnelley & Sons Company Senior Notes, 3.75%, Due 4/01/09 (b)	2,140,000	2,094,315
EOP Operating LP Notes, 6.75%, Due 2/15/12	7,095,000	7,694,762
ERP Operating LP Notes, 6.95%, Due 3/02/11 (h)	2,955,000	3,281,232
Equity One, Inc. Senior Notes, 3.875%, Due 4/15/09	3,820,000	3,666,260
Exelon Generation Company LLC Notes, 5.35%, Due 1/15/14 (b)	2,915,000	2,861,647
Farmers Exchange Capital Trust Surplus Note Securities, 7.05%, Due 7/15/28 (b)	2,855,000	2,779,245
Federated Department Stores Senior Notes, 6.625%, Due 4/01/11 (h)	2,800,000	3,085,734
FedEx Corporation Notes, 2.65%, Due 4/01/07 (b)	2,290,000	2,241,102
Fidelity National Financial, Inc. Notes, 7.30%, Due 8/15/11	2,750,000	3,075,892
Ford Motor Company Notes, 7.45%, Due 7/16/31 (h)	9,395,000	9,184,937
Ford Motor Credit Company Notes, 5.625%, Due 10/01/08 (h)	7,090,000	7,235,799
France Telecom SA Yankee Notes:
8.75%, Due 3/01/11	3,580,000	4,237,893
9.50%, Due 3/01/31	2,450,000	3,151,085
Fund American Companies, Inc. Guaranteed Senior Notes, 5.875%, Due 5/15/13	3,060,000	3,083,020
General Mills, Inc. Notes, 5.125%, Due 2/15/07	3,400,000	3,569,619
General Motors Corporation Notes, 7.20%, Due 1/15/11 (h)	10,260,000	10,924,479
General Motors Corporation Senior Debentures, 8.375%, Due 7/15/33	8,270,000	8,969,783
Goodrich Corporation Senior Notes, 6.45%, Due 12/15/07	2,285,000	2,494,676
HRPT Properties Trust Notes, 5.75%, Due 2/15/14 (h)	3,010,000	2,984,629
Halliburton Company Notes, 5.50%, Due 10/15/10 (h)	3,015,000	3,085,340
Highwoods Realty LP Senior Notes, 7.50%, Due 4/15/18	3,640,000	3,856,049
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (b)	6,125,000	6,023,007

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG CORPORATE BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
IPALCO Enterprises, Inc. Notes, 8.375%, Due 11/14/08	$3,485,000	$3,885,775
IPALCO Enterprises, Inc. Senior Secured Notes, 8.625%, Due 11/14/11	955,000	1,064,825
International Game Technology Senior Notes, 8.375%, Due 5/15/09	1,820,000	2,133,346
International Paper Company Notes, 6.75%, Due 9/01/11	4,095,000	4,505,790
iStar Financial, Inc. Senior Notes, 5.70%, Due 3/01/14 (b)	1,525,000	1,454,469
Jabil Circuit, Inc. Senior Notes, 5.875%, Due 7/15/10	4,820,000	5,012,612
KN Capital Trust I Pass-Thru Securities, Series B, 8.56%, Due 4/15/27	4,425,000	5,037,247
Key Energy Services, Inc. Senior Notes, 6.375%, Due 5/01/13	2,255,000	2,232,450
Kinder Morgan, Inc. Senior Notes, 6.50%, Due 9/01/12	3,185,000	3,433,663
Kraft Foods, Inc. Notes (h):
4.00%, Due 10/01/08	4,950,000	4,933,041
5.625%, Due 11/01/11	2,935,000	3,036,933
Kroger Company Senior Bonds, Series B, 7.70%, Due 6/01/29	5,820,000	6,634,398
Lear Corporation Senior Notes, Series B, 8.11%, Due 5/15/09	2,400,000	2,769,000
Liberty Media Corporation Senior Notes, 5.70%, Due 5/15/13 (h)	3,615,000	3,620,986
Liberty Property LP Senior Notes, 7.25%, Due 3/15/11	5,085,000	5,728,502
Lockheed Martin Corporation Bonds, 8.50%, Due 12/01/29	1,715,000	2,176,831
M&T Bank Corporation, Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	1,885,000	1,848,836
MBNA Corporation Notes, 5.625%, Due 11/30/07	3,120,000	3,292,233
Meadwestvaco Corporation Notes, 6.85%, Due 4/01/12	1,980,000	2,151,696
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	2,345,000	2,386,666
News America Holdings, Inc. Debentures, 8.25%, Due 8/10/18	2,750,000	3,312,400
News America Holdings, Inc. Senior Debentures, 7.70%, Due 10/30/25	2,800,000	3,202,055
News America, Inc. Guaranteed Senior Debentures, 7.625%, Due 11/30/28 (h)	325,000	369,324
NiSource Finance Corporation Senior Notes, 6.15%, Due 3/01/13	3,375,000	3,548,458
Norfolk Southern Corporation Notes, 7.80%, Due 5/15/27	5,500,000	6,394,845
Northern States Power Company First Mortgage Bonds, Series B, 8.00%, Due 8/28/12	1,755,000	2,113,834
Northrop Grumman Corporation Debentures, 7.75%, Due 3/01/16	3,545,000	4,203,264
Occidental Petroleum Corporation Senior Notes, 8.45%, Due 2/15/29	1,800,000	2,313,167
Office Depot, Inc. Notes, 6.25%, Due 8/15/13 (h)	3,210,000	3,360,231
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes, 6.00%, Due 7/15/13 (b)	6,030,000	6,095,992
PSEG Power Corporation LLC Senior Notes, 6.95%, Due 6/01/12 (h)	2,055,000	2,274,388
Pacific Gas & Electric Company First Mortgage Bonds, 6.05%, Due 3/01/34	$1,910,000	$1,812,317
Pacific Gas & Electric Company First Mortgage Notes, 3.60%, Due 3/01/09	1,525,000	1,480,891
Parker & Parsley Petroleum Company Senior Notes, 8.25%, Due 8/15/07	2,965,000	3,369,266
Pemex Project Funding Master Trust Bonds, 8.625%, Due 2/01/22	2,010,000	2,160,750
Pemex Project Funding Master Trust Guaranteed Notes, 6.125%, Due 8/15/08	4,490,000	4,692,050
Petroleos Mexicanos Guaranteed Notes, 8.85%, Due 9/15/07	4,385,000	4,976,975
Phelps Dodge Corporation Notes, 8.75%, Due 6/01/11	1,900,000	2,294,554
Pioneer Natural Resources Company Senior Notes, 7.50%, Due 4/15/12	2,305,000	2,650,003
Plains All American Pipeline LP/PAA Finance Corporation Senior Notes, 5.625%, Due 12/15/13 (b)	3,115,000	3,101,686
Raytheon Company Debentures, 7.20%, Due 8/15/27	2,437,000	2,670,279
Raytheon Company Notes, 5.375%, Due 4/01/13	4,530,000	4,549,479
Reliant Energy Resources Corporation Notes, 7.75%, Due 2/15/11 (h)	1,640,000	1,838,748
Rogers Cable, Inc. Senior Secured Second Priority Yankee Notes, 6.25%, Due 6/15/13	4,675,000	4,525,129
SB Treasury Company LLC Bonds, 9.40%, Due 12/29/49 (Rate Reset Effective 6/30/08) (b)	1,785,000	2,054,981
Safeway, Inc. Notes, 4.80%, Due 7/16/07	2,375,000	2,449,558
Shaw Communications, Inc. Senior Yankee Notes, 7.20%, Due 12/15/11	3,095,000	3,328,434
Southern California Edison Company First Mortgage Bonds, Series 2004-F, 4.65%, Due 4/01/15	2,285,000	2,149,340
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	1,545,000	1,733,400
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	4,045,000	4,720,802
Sprint Capital Corporation Guaranteed Senior Notes, 6.875%, Due 11/15/28	9,285,000	9,142,095
Sprint Capital Corporation Notes:
6.125%, Due 11/15/08	1,630,000	1,747,101
6.375%, Due 5/01/09	6,200,000	6,665,874
TXU Energy Company LLC Senior Notes, 7.00%, Due 3/15/13	1,450,000	1,605,524
Tele-Communications, Inc. Debentures, 7.875%, Due 8/01/13	13,185,000	15,241,412
Telecomunicaciones De Puerto Rico, Inc. Senior Notes, 6.80%, Due 5/15/09	2,645,000	2,894,704
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	1,510,000	1,724,338
Tenaska Virginia Partners LP Bonds, 6.119%, Due 3/30/24 (b)	1,515,000	1,517,060
Texas Eastern Transmission Corporation Senior Bonds, 7.00%, Due 7/15/32	2,685,000	2,851,733

STRONG CORPORATE BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Time Warner Entertainment Company LP Senior Notes:
8.375%, Due 7/15/33	$2,005,000	$2,404,015
10.15%, Due 5/01/12	6,800,000	8,813,854
Time Warner, Inc. Debentures, 6.625%, Due 5/15/29	3,130,000	3,095,244
Transocean Sedco Forex Corporation Bonds, 7.50%, Due 4/15/31	1,390,000	1,588,021
Tricon Global Restaurants, Inc. Senior Notes, 8.875%, Due 4/15/11	2,120,000	2,587,833
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	1,510,000	1,762,883
Tyco International Group SA Senior Yankee Notes, 6.00%, Due 11/15/13 (b)	3,025,000	3,072,060
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06	3,755,000	4,065,749
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	3,570,000	3,776,082
UPC Polska LLC Senior Notes, 9.00%, Due 3/31/07 (b)	1,589,809	1,512,306
UST, Inc. Notes, 6.625%, Due 7/15/12	3,340,000	3,631,903
Union Pacific Corporation Notes (h):
5.75%, Due 10/15/07	5,100,000	5,448,259
6.50%, Due 4/15/12	2,950,000	3,233,578
United Mexican States Medium-Term Yankee Bonds, Series A, 8.30%, Due 8/15/31	6,355,000	6,834,803
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	3,930,000	4,293,525
Valero Energy Corporation Notes:
6.875%, Due 4/15/12	2,120,000	2,347,904
7.375%, Due 3/15/06	3,835,000	4,152,795
WMX Technologies, Inc. Bonds, 7.10%, Due 8/01/26	3,470,000	3,696,879
WPD Holdings UK Notes, 7.375%, Due 12/15/28 (b)	4,750,000	4,627,631
Washington Mutual Capital Bonds, 8.375%, Due 6/01/27	2,605,000	2,960,567
Westar Energy, Inc. Senior Notes, 9.75%, Due 5/01/07	3,565,000	4,081,925
Weyerhaeuser Company Notes:
5.95%, Due 11/1/08	8,260,000	8,828,263
6.125%, Due 3/15/07	1,800,000	1,927,917
XTO Energy, Inc. Senior Notes, 6.25%, Due 4/15/13	2,735,000	2,919,082
Zions Bancorporation Subordinated Notes, 6.00%, Due 9/15/15	2,000,000	2,068,796

Total Corporate Bonds (Cost $523,077,205)		540,834,223

Non-Agency Mortgage & Asset-Backed Securities 0.0%
Salomon Brothers Mortgage Securities VII, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1997-A, Class B3, 7.2367%, Due 10/01/25 (Acquired 7/09/97; Cost $188,696) (b) (g)	211,337	200,836
Small Business Administration Guaranteed Loan Pool #40013 Interest Only Strips, 2.419%, Due 9/30/17 (g)	681,714	17,043

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $795,184)		217,879

United States Government & Agency Issues 2.6%
FHLMC Participation Certificates:
14.00%, Due 9/01/12	$4,890	$5,792
14.75%, Due 3/01/10	2,204	2,557
GNMA Guaranteed Pass-Thru Certificates, 15.00%, Due 8/15/11 thru 8/15/12	23,341	27,795
United States Treasury Bonds 5.375%, Due 2/15/31 (h)	11,815,000	11,973,770
United States Treasury Notes (h):
3.375%, Due 11/15/08	45,000	44,763
4.00%, Due 2/15/14	2,825,000	2,714,650

Total United States Government & Agency Issues (Cost $15,052,943)		14,769,327

Municipal Bonds 0.1%
Yavapai County, Arizona Industrial Development Authority Industrial Development Revenue - Citizens Utilities Company Project, 5.45%, Due 6/01/33	765,000	738,225

Total Municipal Bonds (Cost $741,667)		738,225

Variable Rate Municipal Bonds 0.2%
Brazos River Authority Pollution Control Revenue Refunding - TXU Energy Company LLC Project, 6.75%, Due 4/01/38 (Mandatory Put at $100 on 4/01/13)	775,000	884,469

Total Variable Rate Municipal Bonds (Cost $870,171)		884,469

Preferred Stocks 0.7%
Centaur Funding Corporation 9.08% Series B (b)	3,300	4,188,921

Total Preferred Stocks (Cost $3,319,536)		4,188,921

Short-Term Investments (a) 12.6%
Collateral Received for Securities Lending 11.0%
Navigator Prime Portfolio	63,163,886	63,163,886

Corporate Bonds 1.1%
Capital One Bank Medium-Term Senior Notes, Tranche #113, 6.50%, Due 7/30/04	$2,650,000	2,681,821
Continental Airlines, Inc. Pass-Thru Certificates, Series 1998 2, Class 2B, 6.465%, Due 10/15/04	250,699	239,089
Tyson Foods, Inc. Notes, 6.625%, Due 10/01/04	3,200,000	3,251,014

Total Corporate Bonds		6,171,924

Repurchase Agreements 0.4%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $900,077); Collateralized by: United States Government & Agency Issues (d)	900,000	900,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $1,426,389); Collateralized by: United States Government & Agency Issues (d)	1,426,300	1,426,300

Total Repurchase Agreements		2,326,300

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG CORPORATE BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
United States Government Issues 0.1%
United States Treasury Bills, Due 7/15/04 thru 7/29/04 (c)	$700,000	$698,549

Total Short-Term Investments (Cost $72,305,987)		72,360,659

Total Investments in Securities (Cost $616,162,693) 110.0%		633,993,703
Other Assets and Liabilities, Net (10.0%)		(57,755,495)

Net Assets 100.0%		$576,238,208

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
44 Five-Year U.S. Treasury Notes	6/04	$4,837,250	$(150,140)
Sold:
142 Ten-Year U.S. Treasury Notes	6/04	(15,691,000)	458,678
206 U.S. Treasury Bonds	6/04	(22,061,313)	1,030,320

STRONG HIGH-YIELD BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 95.1%
AMC Entertainment, Inc. Senior Subordinated Notes, 8.00%, Due 3/01/14 (b)	$2,265,000	$2,231,025
AMF Bowling Worldwide, Inc. Senior Subordinated Notes, 10.00%, Due 3/01/10 (b)	2,765,000	2,882,512
AMR Corporation Debentures, 9.00%, Due 8/01/12	2,775,000	2,358,750
ANR Pipeline Company Senior Notes, 8.875%, Due 3/15/10	1,770,000	1,964,700
Aearo Company I Senior Subordinated Notes, 8.25%, Due 4/15/12 (b)	1,830,000	1,884,900
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (f) (g)	13,915,000	139,150
Alamosa, Inc. Senior Notes, 8.50%, Due 1/31/12 (b)	1,955,000	1,901,237
Allied Waste North America, Inc. Senior Notes, 7.375%, Due 4/15/14 (b)	1,830,000	1,825,425
Allied Waste North America, Inc. Senior Secured Notes, 8.875%, Due 4/01/08	4,005,000	4,465,575
American Seafood Group LLC Senior Subordinated Notes, 10.125%, Due 4/15/10 (g)	2,765,000	3,318,000
Amscan Holdings, Inc. Senior Subordinated Notes, 8.75%, Due 5/01/14 (b)	2,285,000	2,330,700
Anchor Glass Containers Corporation Senior Secured Notes, Series B, 11.00%, Due 2/15/13	2,685,000	3,114,600
Avista Corporation Senior Notes, 9.75%, Due 6/01/08	2,125,000	2,560,625
Boise Cascade Corporation Senior Notes, 6.50%, Due 11/01/10	2,190,000	2,310,443
Burns Philp Capital Property, Ltd. Senior Subordinated Notes, 9.75%, Due 7/15/12	2,470,000	2,618,200
Burns Philp Capital Property. Ltd./ Burns Philp Capital U.S., Inc. Senior Yankee Notes, 9.50%, Due 11/15/10	$1,385,000	$1,502,725
CB Richard Ellis Services, Inc. Senior Notes, 9.75%, Due 5/15/10	2,835,000	3,175,200
CCH II LLC/CCH II Capital Corporation Senior Notes, 10.25%, Due 9/15/10 (b)	6,435,000	6,660,225
CHC Helicopter Corporation Senior Subordinated Yankee Notes, 7.375%, Due 5/01/14 (b)	2,745,000	2,793,037
CP Ships, Ltd. Senior Yankee Notes, 10.375%, Due 7/15/12	2,515,000	2,929,975
CSC Holdings, Inc. Senior Notes:
6.75%, Due 4/15/12 (b)	1,375,000	1,371,562
7.625%, Due 4/01/11	2,845,000	2,973,025
Calpine Corporation Second Priority Senior Secured Notes, 8.50%, Due 7/15/10 (b)	5,900,000	5,251,000
CenterPoint Energy Resources Corporation Senior Notes, Series B, 7.875%, Due 4/01/13	790,000	892,377
CenterPoint Energy, Inc. Senior Notes, 7.25%, Due 9/01/10	1,860,000	1,985,950
Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation Senior Second Lien Notes, 8.00%, Due 4/30/12 (b)	1,830,000	1,811,700
Chesapeake Energy Corporation Senior Notes, 7.50%, Due 9/15/13	2,725,000	2,956,625
Chumash Casino & Resort Enterprise Senior Notes, 9.00%, Due 7/15/10 (b)	3,145,000	3,506,675
Commonwealth Brands, Inc. Senior Subordinated Notes, 10.625%, Due 9/01/08 (b)	2,130,000	2,332,350
Consolidated Communications Illinois Holdings, Inc./ Consolidated Communications Texas Holdings, Inc. Senior Notes, 9.75%, Due 4/01/12 (b)	2,745,000	2,841,075
Corrections Corporation of America Senior Notes, 9.875%, Due 5/01/09	2,650,000	3,001,125
Crown Euro Holdings SA Secured Second Lien Yankee Notes, 9.50%, Due 3/01/11	2,490,000	2,804,363
Dex Media East LLC Senior Subordinated Notes, 12.125%, Due 11/15/12	3,230,000	3,762,950
DirecTV Holding LLC/DirecTV Financing, Inc. Senior Notes, 8.375%, Due 3/15/13	2,075,000	2,329,187
Doane Pet Care Company Senior Notes, 10.75%, Due 3/01/10	2,145,000	2,273,700
Dollar Financial Group, Inc. Senior Notes, 9.75%, Due 11/15/11	2,305,000	2,489,400
ERICO International Corporation Guaranteed Senior Subordinated Notes, 8.875%, Due 3/01/12 (b)	2,775,000	2,886,000
Earle M Jorgensen Company Notes, 9.75%, Due 6/01/12	2,920,000	3,285,000
Echostar DBS Corporation Notes, 5.75%, Due 10/01/08 (b)	1,965,000	1,979,737
Eircom Funding Senior Subordinated Yankee Notes, 8.25%, Due 8/15/13	2,575,000	2,793,875
Equistar Chemicals LP/Equistar Chemical Funding Corporation Senior Notes, 10.625%, Due 5/01/11	2,055,000	2,311,875
FTD, Inc. Senior Subordinated Notes, 7.75%, Due 2/15/14 (b)	2,765,000	2,751,175
Fairpoint Communications, Inc. Senior Subordinated Notes, 12.50%, Due 5/01/10	2,760,000	3,049,800

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FirstEnergy Corporation Notes, 6.45%, Due 11/15/11	$2,920,000	$3,078,757
Foot Locker, Inc. Debentures, 8.50%, Due 1/15/22	3,225,000	3,483,000
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	4,065,000	4,425,769
General Cable Corporation Senior Notes, 9.50%, Due 11/15/10 (b)	2,725,000	2,997,500
Geo Group, Inc. Senior Notes, 8.25%, Due 7/15/13	1,820,000	1,901,900
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	4,410,000	5,115,600
HealthSouth Corporation Senior Notes:
7.625%, Due 6/01/12	2,840,000	2,882,600
8.50%, Due 2/01/08	940,000	958,800
Hercules, Inc. Senior Notes, 11.125%, Due 11/15/07	2,130,000	2,566,650
Hilcorp Energy I LP/Hilcorp Finance Company Senior Notes, 10.50%, Due 9/01/10 (b)	3,210,000	3,555,075
Hollywood Casino Shreveport/Shreveport Capital Corporation First Mortgage Notes, 13.00%, Due 8/01/06 (f)	2,430,000	1,470,150
Houghton Mifflin Company Notes, 7.20%, Due 3/15/11	1,055,000	1,123,575
Houghton Mifflin Company Senior Discount Notes, Zero %, Due 10/15/13 (Rate Reset Effective 10/15/08) (b)	4,205,000	2,081,475
Huntsman ICI Chemicals LLC Senior Subordinated Notes, 10.125%, Due 7/01/09	2,245,000	2,362,862
IMC Global, Inc. Senior Notes, 10.875%, Due 8/01/13	2,255,000	2,779,287
INVISTA Notes, 9.25%, Due 5/01/12 (b)	2,285,000	2,296,425
INVISTA Variable Rate Term Loan, Zero %, Due 4/30/11 (e)	2,000,000	2,015,000
IPSCO, Inc. Senior Yankee Notes, 8.75%, Due 6/01/13	2,700,000	3,037,500
Interface, Inc. Senior Notes, 9.50%, Due 2/01/14 (b)	2,775,000	2,802,750
International Steel Group Senior Notes, 6.50%, Due 4/15/14 (b)	2,290,000	2,209,850
Invensys PLC Senior Yankee Notes, 9.875%, Due 3/15/11 (b)	3,218,000	3,411,080
Ispat Inland ULC Senior Secured Notes, 9.75%, Due 4/01/14 (b)	2,750,000	2,818,750
Jacuzzi Brands, Inc. Senior Securities, 9.625%, Due 7/01/10	1,885,000	2,120,625
John Q. Hammons Hotels LP/ John Q. Hammons Hotels Finance Corporation III First Mortgage Notes, Series B, 8.875%, Due 5/15/12	2,750,000	3,038,750
JohnsonDiversey, Inc. Senior Subordinated Notes, Series B, 9.625%, Due 5/15/12	3,070,000	3,377,000
Jostens Holding Corporation Senior Discount Notes, Zero %, Due 12/01/13 (Rate Reset Effective 12/01/08)	1,769,000	1,194,075
Jostens, Inc. Senior Subordinated Notes, 12.75%, Due 5/01/10	2,420,000	2,734,600
L-3 Communications Corporation Senior Subordinated Notes, 7.625%, Due 6/15/12	4,220,000	4,568,150
MDP Acquisitions PLC Senior Yankee Notes, 9.625%, Due 10/01/12	2,860,000	3,231,800
MGM Mirage, Inc. Senior Notes, 6.00%, Due 10/01/09	3,920,000	3,988,600
Midwest Generation LLC Bonds, 8.75%, Due 5/01/34 (b)	$2,745,000	$2,745,000
Midwest Generation LLC Variable Rate Term Loans, Zero %, Due 4/05/11 (e)	2,000,000	2,022,500
Mikohn Gaming Corporation Senior Notes, 11.875%, Due 8/15/08	2,940,000	2,998,800
Mission Energy Holding Company Senior Secured Notes, 13.50%, Due 7/15/08	1,955,000	2,155,388
Mueller Group, Inc. Floating Rate Second Priority Senior Secured Notes, 5.92%, Due 11/01/11 (b)	1,830,000	1,889,475
Mueller Group, Inc. Senior Subordinated Notes, 10.00%, Due 5/01/12 (b)	1,830,000	1,926,075
Nalco Company Senior Subordinated Notes, 8.875%, Due 11/15/13 (b)	3,285,000	3,482,100
National Wine & Spirits, Inc. Senior Notes, 10.125%, Due 1/15/09	2,100,000	1,900,500
Nations Rent, Inc. Notes, 9.50%, Due 10/15/10 (b)	3,705,000	3,992,138
Neighborcare, Inc. Senior Subordinated Notes, 6.875%, Due 11/15/13 (b)	2,850,000	2,921,250
Nextel Communications, inc. Senior Notes, 6.875%, Due 10/31/13	3,285,000	3,334,275
Nortek Holdings, Inc. Senior Variable Rate Notes, 4.17%, Due 12/31/10 (b)	2,435,000	2,495,875
Northwest Pipeline Corporation Senior Notes, 8.125%, Due 3/01/10	1,770,000	1,929,300
Omega Healthcare Investors, Inc. Senior Notes, 7.00%, Due 4/01/14 (b)	1,375,000	1,409,375
PCA LLC/PCA Finance Corporation Senior Notes, 11.875%, Due 8/01/09	2,630,000	2,958,750
Paxson Communications Corporation Senior Subordinated Discount Notes, Zero %, Due 1/15/09 (Rate Reset Effective 1/15/06)	3,690,000	3,219,525
Peabody Energy Corporation Senior Notes, 6.875%, Due 3/15/13	3,090,000	3,229,050
Perry Ellis International, Inc. Senior Subordinated Notes, Series B, 8.875%, Due 9/15/13	2,075,000	2,199,500
Playtex Products, Inc. Senior Secured Notes, 8.00%, Due 3/01/11 (b)	2,765,000	2,917,075
JB Poindexter, Inc. Senior Notes, 8.75%, Due 3/15/14 (b)	2,380,000	2,451,400
Polyone Corporation Senior Notes, 10.625%, Due 5/15/10	2,635,000	2,766,750
Premcor Refining Group, Inc. Senior Notes, 6.75%, Due 2/01/11	985,000	1,024,400
Premcor Refining Group, Inc. Senior Subordinated Notes, 7.75%, Due 2/01/12	1,865,000	1,962,913
Premier International Foods PLC Senior Yankee Notes, 12.00%, Due 9/01/09	4,010,000	4,350,850
PRIMEDIA, Inc. Senior Notes:
7.625%, Due 4/01/08	1,000,000	1,012,500
8.875%, Due 5/15/11	2,060,000	2,106,350
Primus Telecommunications Group Senior Notes, 8.00%, Due 1/15/14 (b)	1,855,000	1,715,875
Qwest Communications International, Inc. Senior Floating Rate Notes, 4.63%, Due 2/15/09 (b)	2,925,000	2,720,250
Qwest Services Corporation Notes, 13.50%, Due 12/15/10 (b)	4,975,000	5,795,875
RailAmerica Transportation Corporation Senior Subordinated Notes, 12.875%, Due 8/15/10	2,970,000	3,463,763

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Readers Digest Association, Inc. Senior Notes, 6.50%, Due 3/01/11 (b)	$2,379,000	$2,414,685
Reddy Ice Group, Inc. Senior Subordinated Notes, 8.875%, Due 8/01/11	2,320,000	2,505,600
Rent-A-Center, Inc. Senior Subordinated Notes, 7.50%, Due 5/01/10	2,780,000	2,905,100
Rexnord Corporation Senior Subordinated Notes, 10.125%, Due 12/15/12	2,110,000	2,310,450
River Rock Entertainment Authority Senior Notes, 9.75%, Due 11/01/11 (b)	2,335,000	2,498,450
Rockwood Specialties Group, Inc. Senior Subordinated Notes, 10.625%, Due 5/15/11	2,125,000	2,273,750
Rural Cellular Corporation Senior Notes, 9.875%, Due 2/01/10	1,460,000	1,507,450
Rural Cellular Corporation Senior Secured Notes, 8.25%, Due 3/15/12 (b)	2,290,000	2,375,875
Samsonite Corporation Senior Subordinated Notes, 10.75%, Due 6/15/08	3,455,000	3,610,475
Seminis Vegetable Seeds, Inc. Senior Subordinated Notes, 10.25%, Due 10/01/13 (b)	2,780,000	3,099,700
Seneca Gaming Corporation Senior Notes, 7.25%, Due 5/01/12 (b)	2,740,000	2,787,676
Service Corporation International Notes:
6.875%, Due 10/01/07	1,500,000	1,590,000
7.70%, Due 4/15/09	625,000	670,313
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A, 8.00%, Due 6/01/08	3,000,000	3,240,000
Sierra Pacific Resources Senior Notes, 8.625%, Due 3/15/14 (b)	2,750,000	2,791,250
Southern Natural Gas Company Senior Notes, 8.875%, Due 3/15/10	2,650,000	2,941,500
Standard Pacific Corporation Senior Notes, 9.25%, Due 4/15/12	3,450,000	3,820,875
Stratus Technologies, Inc. Senior Notes, 10.375%, Due 12/01/08 (b)	1,865,000	1,865,000
Superior Essex Communications LLC/Essex Group, Inc. Senior Notes, 9.00%, Due 4/15/12 (b)	2,745,000	2,648,925
Town Sports International Holdings, Inc. Senior Discount Notes, Zero %, Due 2/01/14 (Rate Reset Effective 2/01/09) (b)	5,920,000	3,285,600
Town Sports International, Inc. Senior Notes, 9.625%, Due 4/15/11	2,240,000	2,329,600
Transcontinental Gas Pipe Line Corporation Notes, 7.00%, Due 8/15/11	1,640,000	1,754,800
Triad Hospitals, Inc. Senior Notes, 7.00%, Due 5/15/12	2,740,000	2,760,550
Triton PCS, Inc. Guaranteed Senior Notes, 8.50%, Due 6/01/13	1,910,000	1,995,950
Triton PCS, Inc. Senior Subordinated Notes, 8.75%, Due 11/15/11	975,000	904,313
Turning Stone Casino Resort Enterprise Senior Notes, 9.125%, Due 12/15/10 (b)	2,110,000	2,284,075
Tyco International Group SA Senior Yankee Notes, 6.00%, Due 11/15/13 (b)	3,000,000	3,046,671
UCAR Finance, Inc. Guaranteed Senior Notes, 10.25%, Due 2/15/12	1,900,000	2,180,250
UPC Polska LLC Senior Notes, 9.00%, Due 3/31/07 (b)	3,275,198	3,115,532
US Concrete, Inc. Senior Subordinated Notes, 8.375%, Due 4/01/14 (b)	1,830,000	1,839,150
Ubiquitel Operating Company Senior Notes, 9.875%, Due 3/01/11 (b)	$1,840,000	$1,849,200
United Industries Corporation Secured Notes, Series D, 9.875%, Due 4/01/09	3,670,000	3,869,575
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09	3,610,000	3,808,550
Vivendi Universal SA Senior Yankee Notes, 6.25%, Due 7/15/08	2,620,000	2,747,725
Von Hoffman Corporation Senior Notes, 10.25%, Due 3/15/09	3,190,000	3,333,550
Warner Music Group Senior Subordinated Notes, 7.375%, Due 4/15/14 (b)	4,120,000	4,161,200
Waterford Gaming LLC Senior Notes, 8.625%, Due 9/15/12 (b)	3,644,000	3,917,300
William Carter Company Senior Subordinated Notes, Series B, 10.875%, Due 8/15/11	2,890,000	3,337,950
Williams Companies, Inc. Senior Notes, 8.625%, Due 6/01/10	2,360,000	2,607,800
Williams Scotsman, Inc. Senior Secured Notes, 10.00%, Due 8/15/08	2,810,000	3,091,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corporation Mortgage Notes, 12.00%, Due 11/01/10	2,420,000	2,904,000

Corporate Bonds (Cost $377,498,604)		386,313,777

Non-Agency Mortgage & Asset-Backed Securities 0.0%
Aircraft Lease Portfolio Securitization, Ltd. Pass-Thru Trust Certificates, Series 1996-1, Class D, 12.75%, Due 6/15/06 (f) (g)	4,154,632	41,546
Salomon Brothers Mortgage Securities VII, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1997-A, Class B3, 4.848%, Due 10/01/25 (Acquired 7/09/97; Cost $122,832) (b) (g)	137,570	130,734

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $4,315,795)		172,280

Term Loans 2.2%
Goodyear Tire & Rubber Company Variable Rate Term Loan, Zero %, Due 3/31/06	3,500,000	3,521,875
Levi Strauss Company Trademark Variable Rate Term Loan, Zero %, Due 8/01/06	2,992,500	3,149,606
NRG Energy, Inc. Variable Rate Term Loan, Zero %, Due 5/08/10	2,214,449	2,280,883

Total Term Loans (Cost $8,831,637)		8,952,364

Preferred Stocks 0.4%
CSC Holdings, Inc. 11.125% Series M	16,850	1,747,480

Total Preferred Stocks (Cost $1,651,300)		1,747,480

Common Stocks 0.0%
NATG Holdings LLC/Orius Capital Corporation (Acquired 4/15/04; Cost $9,510,474) (b) (f) (g)	45,342	49,700
OpTel, Inc. Non-Voting (Acquired 2/02/97 – 5/07/98; Cost $603,030) (b) (f) (g)	17,325	173

Total Common Stocks (Cost $10,113,504)		49,873

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Warrants 0.0%
NATG Holdings LLC/Orius Capital Corporation (b) (f) (g):
Class A, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	52,884	$0
Class B, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	117,521	0
Class C, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	50,240	0
Sirius Satellite Radio, Inc. Expire 5/15/09 (Acquired 5/13/99; Cost $105) (b) (g)	10,500	105

Total Warrants (Cost $105)		105

Short-Term Investments (a) 1.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $3,300,281); Collateralized by: United States Government & Agency Issues (d)	$3,300,000	3,300,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $4,020,851); Collateralized by: United States Government & Agency Issues (d)	4,020,600	4,020,600

Total Short-Term Investments (Cost $7,320,600)		7,320,600

Total Investments in Securities (Cost $409,731,545) 99.5%		404,556,479
Other Assets and Liabilities, Net 0.5%		1,900,719

Net Assets 100.0%		$406,457,198

STRONG SHORT-TERM BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 43.6%
ABN AMRO Bank NV Subordinated Notes, 7.25%, Due 5/31/05	$565,000	$596,116
Allied Waste North America, Inc. Senior Notes, Series B, 7.625%, Due 1/01/06	3,000,000	3,180,000
Altria Group, Inc. Notes, 7.20%, Due 2/01/07	2,000,000	2,157,872
Ametek, Inc. Senior Notes, 7.20%, Due 7/15/08	2,000,000	2,150,640
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	5,885,000	6,206,874
Bank One Texas North America Subordinated Notes, Tranche #SB1, 6.25%, Due 2/15/08	10,550,000	11,459,326
Bausch & Lomb, Inc. Senior Notes, 6.95%, Due 11/15/07	2,300,000	2,483,765
Beaver Valley Funding Corporation Debentures, 8.625%, Due 6/01/07	2,750,000	2,927,711
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	2,500,000	2,643,750
Boeing Capital Corporation Senior Notes, 7.10%, Due 9/27/05	1,650,000	1,757,611
British Sky Broadcasting, Ltd. Yankee Notes, 7.30%, Due 10/15/06	3,250,000	3,564,447
Burlington Northern Santa Fe Corporation Notes, 6.375%, Due 12/15/05	2,985,000	3,167,739
Cendant Corporation Senior Notes, 6.25%, Due 1/15/08 (h)	$2,375,000	$2,567,252
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	5,000,000	5,390,220
Clear Channel Communications, Inc. Senior Notes:
6.00%, Due 11/01/06	1,800,000	1,916,138
8.00%, Due 11/01/08	2,485,000	2,856,706
Consumers Energy Company First Mortgage Notes, 6.25%, Due 9/15/06	2,700,000	2,880,506
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	3,230,000	3,566,585
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08	3,500,000	3,605,949
Custom Repackaged Asset Vehicle Trusts - Wal-Mart Credit-Linked Trust Certificates, Series 1996-401, 7.35%, Due 7/17/06 (Acquired 10/16/96; Cost $1,616,613) (b) (g)	1,616,613	1,718,201
Custom Repackaged Asset Vehicle Trusts - Walt Disney Credit-Linked Trust Certificates, Series 1996-403, 7.20%, Due 1/10/07 (Acquired 12/18/96; Cost $1,749,350) (b) (g)	1,749,350	1,866,943
DaimlerChrysler North America Holding Corporation Notes, 4.75%, Due 1/15/08	6,500,000	6,599,626
Deutsche Telekom International Finance BV Yankee Notes, 3.875%, Due 7/22/08 (h)	2,950,000	2,936,934
Dominion Resources, Inc. Senior Notes, Series B, 7.625%, Due 7/15/05 (h)	5,285,000	5,622,215
European Investment Bank Yankee Notes, 3.00%, Due 6/16/08	4,990,000	4,926,068
Ford Motor Credit Company Notes, 6.50%, Due 1/25/07	2,000,000	2,122,214
France Telecom Variable Rate Yankee Notes, 8.20%, Due 3/01/06	3,750,000	4,080,413
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	2,000,000	2,177,500
General Electric Capital Corporation Notes, 3.50%, Due 5/01/08	12,000,000	11,904,672
General Mills, Inc. Notes, 3.875%, Due 11/30/07	4,700,000	4,716,398
General Motors Acceptance Corporation Senior Notes, 6.125%, Due 8/28/07	6,000,000	6,344,994
Georgia-Pacific Corporation Senior Notes, 7.50%, Due 5/15/06	2,000,000	2,145,000
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	2,750,000	2,952,813
HCA, Inc. Notes, 7.125%, Due 6/01/06	2,650,000	2,819,091
Hertz Corporation Senior Notes, 4.70%, Due 10/02/06	4,750,000	4,812,762
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	2,000,000	2,147,864
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	2,365,000	2,611,308
Huntington Capital I Variable Rate Capital Income Securities, 1.8313%, Due 2/01/27	5,000,000	4,748,935
Kansas Gas and Electric Company First Mortgage Notes, 6.50%, Due 8/01/05	3,185,000	3,344,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Lenfest Communications, Inc. Senior Subordinated Notes, 10.50%, Due 6/15/06	$3,425,000	$3,937,702
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	2,145,000	2,423,942
Liberty Media Corporation Senior Notes, 3.50%, Due 9/25/06	4,850,000	4,862,130
Lilly Del Mar, Inc. Floating Rate Capital Securities, 2.33%, Due 8/05/29 (b)	10,500,000	10,480,132
Mandalay Resort Group Senior Notes, 9.50%, Due 8/01/08	2,000,000	2,340,000
Media General, Inc. Notes, 6.95%, Due 9/01/06	2,000,000	2,132,602
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	3,800,000	3,986,006
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	2,390,000	2,568,124
Port Arthur Financial Corporation Guaranteed Senior Secured Notes, Series A, 12.50%, Due 1/15/09	884,000	1,047,540
Principal Life Global Funding I Medium-Term Notes (b):
Tranche #12, 5.125%, Due 6/28/07	5,000,000	5,256,130
Tranche #25, 2.80%, Due 6/26/08	5,000,000	4,818,810
Protective Life United States Trust Agreement-Backed Notes, 5.875%, Due 8/15/06 (b)	7,000,000	7,511,980
Raytheon Company Notes, 6.75%, Due 8/15/07	6,600,000	7,238,046
Ryland Group, Inc. Senior Notes, 9.75%, Due 9/01/10	1,637,000	1,845,718
Safeway, Inc. Notes, 6.15%, Due 3/01/06 (h)	4,000,000	4,236,316
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07 (h)	2,250,000	2,524,370
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	2,750,000	3,209,445
Sprint Capital Corporation Notes, 6.125%, Due 11/15/08 (h)	5,000,000	5,359,205
Star Capital Trust I Floating Rate Securities, 1.875%, Due 6/15/27	5,000,000	4,976,445
TCI Communications, Inc. Notes, 6.875%, Due 2/15/06	2,399,000	2,563,828
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	2,750,000	3,040,964
Time Warner Entertainment Company LP Senior Debentures, 7.25%, Due 9/01/08 (h)	6,600,000	7,357,489
Tricon Global Restaurants, Inc. Senior Notes, 7.65%, Due 5/15/08	2,500,000	2,822,928
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	2,390,000	2,373,277
Valero Energy Corporation Notes, 7.375%, Due 3/15/06	5,500,000	5,955,769
Verizon Global Funding Corporation Notes, 4.00%, Due 1/15/08	6,205,000	6,275,092
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	10,485,000	10,278,486
Washington Mutual Inc. Senior Notes, 5.625%, Due 1/15/07 (h)	4,810,000	5,098,124
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08 (h)	3,470,000	3,786,218
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	6,465,000	6,828,708

Total Corporate Bonds (Cost $277,300,137)		282,812,934

Non-Agency Mortgage & Asset-Backed Securities 29.3%
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	$8,166,846	$8,652,775
Bank of America Commercial Mortgage, Inc. Interest Only Asset-Backed Certificates, Series 2001-PB1, Class XP, 1.773%, Due 5/11/35 (b)	37,000,000	3,259,944
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates:
Series 2002-E, Class A-1, 6.9738%, Due 6/20/31	808,669	826,359
Series 2002-K, Class 3A-1, 7.5461%, Due 10/20/32	1,222,302	1,250,186
Bear Stearns Structured Products, Inc. Principal Only Notes, Series 2003-2, Class A, Zero %, Due 6/25/29 (Acquired 7/11/2003; Cost $1,992,874) (b) (g)	2,120,079	1,939,872
COMM Floating Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-FL2, Class B, 1.45%, Due 4/15/11 (b)	4,859,157	4,850,046
CWMBS, Inc. Mortgage Pass-Thru Certificates, Series 2001-25, Class 2A1, 6.00%, Due 1/25/32	1,538,527	1,541,214
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-23, Class 1A1, 5.4512%, Due 12/25/31	1,393,478	1,393,014
Series 2001-HYB1, Class 2A1, 4.7611%, Due 6/19/31	3,369,293	3,440,890
Chase Credit Card Master Trust Variable Rate Asset-Backed Notes, Series 2003-6, Class C, 1.90%, Due 2/15/11	3,600,000	3,655,980
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 1.70%, Due 5/25/33	2,000,000	2,006,960
Collateralized Mortgage Obligation Trust 47, Class E, Principal Only, Zero %, Due 9/01/18	560,536	560,507
Commercial Resecuritization Trust Floating Rate Bonds, Series 2001-ABC2, Class A2, 2.25%, Due 2/21/13 (Acquired 2/23/01; Cost $13,000,000) (b) (g)	13,000,000	12,967,500
ContiMortgage Home Equity Loan Trust Interest Only Senior Strip Certificates, Series 1996-2, Class IO, 1.4949%, Due 7/15/27 (g)	14,094,928	2,202
ContiSecurities Residual Corporation ContiMortgage Net Interest Margin Notes, Series 1997-A, 7.23%, Due 7/16/28 (g)	2,458,876	768
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-CU, Class A-2, 6.52%, Due 1/17/35	4,592,024	4,771,692
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2001-CK6, Class A, 0.9332%, Due 12/15/08	43,014,000	1,742,497

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 2002-AR17, Class 2-A-1, 4.7334%, Due 12/19/39	$1,516,600	$1,531,766
Series 2003-6, Class M1, 1.80%, Due 2/25/34	3,000,000	3,011,102
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	3,631,864	3,853,407
Drexel Burnham Lambert Collateralized Mortgage Obligation Trust, Series T, Class T-4, 8.45%, Due 9/20/19	1,636,774	1,651,641
Eastman Hill Funding 1, Ltd. Interest Only Bonds, Series 1A, Class A2, 0.834%, Due 9/28/31 (b)	70,573,582	2,540,649
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	9,231,135	9,231,135
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 1.70%, Due 11/16/07 (b)	3,000,000	3,003,630
GE Capital Commercial Mortgage Corporation Interest Only Variable Rate Pass-Thru Certificates:
Series 2001-1, Class X-2, 0.95%, Due 5/15/33 (b)	100,000,000	3,540,000
Series 2001-2, Class X-2, 1.23%, Due 8/11/33 (b)	75,000,000	3,375,000
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	7,376,360	7,962,096
GMAC Commercial Mortgage Securities, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.9441%, Due 4/15/34 (b)	67,720,000	2,099,894
GMBS, Inc. Countrywide Funding Certificates, Series 1990-1, Class Z, 9.25%, Due 1/28/20	215,483	215,410
GS Mortgage Securities Corporation Variable Rate Mortgage Participation Securities, Series 1998-1, Class A, 8.00%, Due 9/20/27 (b)	2,312,435	2,506,127
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	4,128,300	4,210,592
GSR Mortgage Loan Trust Pass-Thru Certificates, Series 2002-1, Class A-1, 5.7451%, Due 3/25/32	1,216,234	1,217,374
Golden National Mortgage Asset-Backed Certificates, Series 1998-GNI, Class M-2, 8.02%, Due 2/25/27	1,082,723	1,087,400
Green Tree Home Equity Loan Trust Pass-Thru Certificates, Series 1999-C, Class M1, 7.77%, Due 7/15/30	3,000,000	3,137,003
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates, Series 1998-E, Class M-2, 7.27%, Due 6/15/28	6,500,000	6,650,371
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1, Class A-2, 3.835%, Due 6/10/36 (e)	$5,500,000	$5,527,363
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	125,000,000	4,872,500
JP Morgan Residential Mortgage Acceptance Corporation Pass-Thru Certificates, Series 2002-R2, Class I-A-1, 4.25%, Due 4/28/30 (b)	1,758,448	1,758,097
Morgan Stanley Capital I, Inc. Interest Only Variable Rate Commercial Mortgage Pass-Thru Certificates, Series 1999-WF1, Class X, 0.50%, Due 11/15/31 (b)	80,651,439	2,445,505
Prudential Home Mortgage Securities Company Mortgage Pass-Thru Certificates, Series 1992-21, Class B-2, 7.50%, Due 8/25/07 (g)	241,998	241,998
Railcar Leasing LLC Senior Secured Notes, Series 1, Class A-1, 6.75%, Due 7/15/06 (b)	8,535,764	8,999,896
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates:
Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	54,459,459	713,419
Series 2003-RZ2, Class A-IO, 5.75%, Due 9/25/05	18,582,677	975,591
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 2.50%, Due 9/10/35 (Acquired 9/10/03; Cost $5,953,679) (b) (g)	5,953,679	6,052,287
Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Thru Certificates, Series 1998-S25, Class A-2, 6.25%, Due 10/25/13	544,017	544,017
Rural Housing Trust 1987-1 Senior Mortgage Pass-Thru Subordinated Certificates, Class 3B, 7.33%, Due 4/01/26	2,589,082	2,605,457
Salomon Brothers Mortgage Securities VI, Inc. Stripped Coupon Mortgage Pass-Thru Certificates, Series 1987-3, Class A, Principal Only, Zero%, Due 10/23/17	348,668	325,002
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.05%, Due 4/25/33	3,000,000	3,017,400
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates:
Series 1998-RF2, Class A, 8.5191%, Due 7/15/27 (b)	7,901,039	8,663,983
Series 2002-8A, Class 3-A, 5.7695%, Due 5/25/32	2,058,688	2,088,861
Structured Asset Securities Corporation Variable Rate Interest Only Mortgage Pass-Thru Certificates, Series 2004-4XS, Class A-IO, 3.50%, Due 1/25/06	91,794,465	1,864,346

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 2003-1, Class M1, 1.78%, Due 10/25/33	$5,000,000	$5,004,650
Series 2003-BC 10, Class M1, 1.85%, Due 10/25/33	3,500,000	3,515,860
Structured Mortgage Asset Residential Trust Pass-Thru Certificates, Series 1992-5, Class BO, Principal Only, Zero%, Due 6/25/23 (g)	26,032	23,774
Triumph Capital CBO I, Ltd./Triumph Capital CBO I, Inc. Senior Secured Floating Rate Notes, Class A-2, 1.93%, Due 6/15/11 (Acquired 4/15/99; Cost $15,048,140) (b) (g)	15,048,140	15,049,645
Wilshire Funding Corporation Adjustable Rate Mortgage-Backed Certificates:
Series 1996-2, Class M2, 6.3466%, Due 8/25/32 (g)	1,025,994	1,031,124
Series 1996-3, Class M3, 6.3466%, Due 8/25/32 (g)	1,025,994	1,031,124

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $188,330,676)		190,038,902

United States Government & Agency Issues 15.6%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.4397%, Due 10/25/43	5,580,342	5,736,383
FHLMC Adjustable Rate Participation Certificates:
Pool #789272, 5.679%, Due 4/01/32	2,439,560	2,524,904
Pool #865496, 6.048%, Due 5/01/26	867,511	889,259
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	2,824,481	3,200,490
FHLMC Participation Certificates:
7.50%, Due 12/01/11	3,084,635	3,296,843
8.50%, Due 9/01/17	1,453,507	1,598,396
9.00%, Due 5/01/06 thru 10/01/19	4,744,105	5,358,702
9.50%, Due 3/01/11 thru 12/01/22	2,477,728	2,853,035
10.25%, Due 7/01/09	78,792	86,549
10.50%, Due 1/01/16 thru 8/01/18	1,538,574	1,778,223
10.75%, Due 9/01/09 thru 11/01/10	90,261	100,178
11.25%, Due 11/01/09	82,883	93,492
FHLMC Participation Certificates, Series 2198, Class SC, 9.00%, Due 6/15/28	836,916	863,377
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates, Pool #545460, 5.813%, Due 11/01/31	2,177,888	2,259,846
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W6, Class 6A, 4.7012%, Due 8/25/42	7,558,995	7,941,670
Series 2003-W11, Class A1, 5.3259%, Due 6/25/33	4,196,522	4,343,400
FNMA Grantor Trust Pass-Thru Certificates, 9.50%, Due 5/25/42	5,107,817	5,787,795
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.00%, Due 3/01/33	$5,566,912	$5,747,837
6.50%, Due 8/01/31	5,087,477	5,335,491
8.00%, Due 3/01/13 thru 9/01/23	8,696,136	9,427,181
8.50%, Due 11/01/12 thru 2/01/23	3,708,150	4,054,887
9.00%, Due 11/01/24	690,250	787,050
9.50%, Due 2/15/11	1,342,069	1,489,725
11.00%, Due 10/15/20	5,114,184	5,884,209
12.00%, Due 3/01/17	780,642	915,713
FNMA Guaranteed Real Estate Mortgage Investment Conduit Interest Only Adjustable Rate Pass-Thru Certificates, Series 1995-G2, Class IO, 0.1966%, Due 5/25/20	1,568,757	377,378
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
9.40%, Due 10/25/19	1,426,347	1,571,617
10.00%, Due 6/25/19	1,561,536	1,746,441
FNMA Notes (h):
3.50%, Due 1/28/08	645,000	638,678
4.375%, Due 10/15/06	225,000	233,430
FNMA Stripped Mortgage-Backed Interest Only Securities, Series 1993-M1, Class N, 0.84%, Due 4/25/20 (g)	825,020	258
FNMA Stripped Mortgage-Backed Securities, Series 107, Class 1, Principal Only, Zero%, Due 10/25/06	81,946	80,834
GNMA Guaranteed Pass-Thru Certificates (h):
7.50%, Due 12/15/07 thru 2/15/03	6,032,778	6,463,245
8.00%, Due 12/15/08	244,056	258,819
8.50%, Due 5/15/10	196,808	208,957
9.00%, Due 11/15/24	288,148	324,505
9.75%, Due 9/15/05 thru 11/15/05	184,935	192,252
10.00%, Due 2/20/18	67,741	77,728
12.50%, Due 4/15/19	5,181,586	6,188,124
Small Business Administration Guaranteed Loan Interest Only Variable Rate Certificates, Group #0190, 3.1109%, Due 7/30/18 (g)	3,556,932	101,150
USGI Federal Housing Authority Variable Rate Insured Project Loan, Pool Banco 85, 7.44%, Due 11/24/19	494,798	495,262

Total United States Government & Agency Issues (Cost $98,457,538)		101,313,313

Variable Rate Municipal Bonds 0.1%
Santa Cruz County, Arizona Industrial Development Authority Industrial Development Revenue - Citizens Utility Company Project, 4.75%, Due 8/01/20 (Putable at $100 on 8/01/07)	750,000	759,375

Total Variable Rate Municipal Bonds (Cost $752,409)		759,375

Short-Term Investments (a) 14.5%
Collateral Received For Securities Lending 3.0%
Navigator Prime Portfolio	19,719,279	19,719,279

Corporate Bonds 0.8%
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	600,000	640,500
Transocean Sedco Forex Corporation Notes, 6.75%, Due 4/15/05	4,500,000	4,675,176

Total Corporate Bonds		5,315,676

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Non-Agency Mortgage & Asset-Backed Securities 0.9%
Northern Trust Company Medium-Term Bank Notes, Tranche #47, 7.50%, Due 2/11/05	$3,000,000	$3,129,141
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates:
Series 2002-RS5, Class A-I-IO, 4.00%, Due 2/25/05	24,287,673	528,986
Series 2002-RS6, Class A-I-IO, 2.00%, Due 4/25/05	59,723,386	741,764
Series 2002-RZ4, Class A-IO, 5.75%, Due 4/25/05	17,371,942	770,880
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	15,909,047	556,817

Total Non-Agency Mortgage & Asset-Backed Securities		5,727,588
Repurchase Agreements 9.7%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $60,105,109); Collateralized by: United States Government & Agency Issues (d)	60,100,000	60,100,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $3,054,391); Collateralized by: United States Government & Agency Issuses (d)	3,054,200	3,054,200

Total Repurchase Agreements		63,154,200

United States Government Issues 0.1%
United States Treasury Bills, Due 6/03/04 thru 7/08/04 (c)	400,000	399,529

Total Short-Term Investments (Cost $93,797,422)		94,316,272

Total Investments in Securities (Cost $658,638,182) 103.1%		669,240,796
Other Assets and Liabilities, Net (3.1%)		(19,996,145)

Net Assets 100.0%		$649,244,651

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
309 Five-Year U.S. Treasury Notes	6/04	$33,970,688	$(757,462)

STRONG GOVERNMENT SECURITIES FUND

	Shares or Principal Amount	Value (Note 2)
United States Government & Agency Issues 102.7%
FHA Insured Project Loan 956-55054, 2.93%, Due 11/01/12	$2,420,759	$2,372,344
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates:
Series 2003-T4, Class 2A1, 1.17%, Due 12/26/21	2,323,809	2,323,902
4.503%, Due 7/25/43	20,719,551	21,218,116
FHLMC Adjustable Rate Participation Certificates:
Pool #611023, 3.408%, Due 10/01/26	2,552,118	2,636,463
Pool #786823, 6.05%, Due 7/01/29	11,622,888	12,034,539
Pool #789483, 5.687%, Due 6/01/32	4,333,154	4,486,295
Pool #865496, 6.048%, Due 5/01/26	479,959	491,991
Pool #1B0123, 6.096%, Due 9/01/31	295,975	303,059
Pool #1B0128, 6.161%, Due 9/01/31	345,900	356,493
Pool #1B0129, 6.075%, Due 9/01/31	5,526,066	5,658,015
Series 1582, Class A, 5.00%, Due 9/15/08	4,208,834	4,381,414
Series T-15, Class A6, 1.325%, Due 11/25/28	2,218,547	2,222,659
Series T-35, Class A, 1.24%, Due 9/25/31	6,482,267	6,490,610
FHLMC Debentures (h):
4.875%, Due 3/15/07	10,000,000	10,514,340
5.625%, Due 3/15/11	11,200,000	11,941,328
6.00%, Due 6/15/11	14,050,000	15,273,895
7.00%, Due 3/15/10	20,400,000	23,285,335
FHLMC Guaranteed Interest Only Participation Certificates:
Series T-53, Class S, 6.50%, Due 6/25/05	30,025,000	2,035,695
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	8,256,500	9,355,647
FHLMC Notes (h):
2.50%, Due 8/09/06	10,000,000	9,971,080
3.875%, Due 1/12/09	16,250,000	16,059,371
4.75%, Due 5/06/13	15,000,000	14,569,410
6.875%, Due 9/15/10	17,080,000	19,435,315
FHLMC Participation Certificates:
6.302%, Due 1/01/26	433,218	441,025
6.50%, Due 5/01/11	3,067,103	3,262,019
7.00%, Due 11/17/13 thru 1/25/21	2,275,770	2,387,155
7.25%, Due 7/01/08	33,213	34,123
7.26%, Due 6/01/06	6,069,781	6,394,135
7.50%, Due 12/01/11 thru 12/01/12	50,160,555	53,317,499
8.00%, Due 4/01/09 thru 2/01/17	2,740,164	2,945,058
8.50%, Due 7/01/07 thru 6/01/17	3,505,777	3,748,834
9.00%, Due 9/15/05 thru 4/01/21	3,622,150	4,005,209
9.50%, Due 4/01/07 thru 9/17/22	9,309,412	10,427,162
10.00%, Due 10/01/05 thru 2/17/25	11,985,600	13,630,284
10.50%, Due 8/01/19 thru 8/01/20	937,669	1,084,001
14.00%, Due 11/01/12	403	479
14.50%, Due 3/01/11 thru 12/01/11	1,691	1,978
14.75%, Due 8/01/11	280	327
15.00%, Due 8/01/11	9,109	10,657
FHLMC Real Estate Mortgage Investment Conduit Participation Certificates, 4.65%, Due 10/25/30	18,053,195	18,171,669
FHLMC Structured Pass-Thru Securities, Series T-23, Class A, 1.24%, Due 5/25/30	9,391,107	9,401,813
Series T-55, Class 2A1, 5.0056%, Due 3/25/43	9,529,775	9,766,738
FHLMC TBA, Mortgage Pass-Thru Certificates 4.50%, Due 5/15/19 (e)	47,095,000	46,373,858

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
1.19%, Due 11/25/33	$19,514,339	$19,514,339
4.908%, Due 7/01/33	13,655,003	14,087,045
5.042%, Due 4/01/33	16,424,532	16,714,528
Pool #103102, 3.391%, Due 3/01/18	1,157,102	1,170,330
Pool #457277, 7.372%, Due 10/01/27	3,357,463	3,501,458
Pool #530074, 6.645%, Due 3/01/30	108,566	113,473
Pool #534738, 3.387%, Due 5/01/27	2,072,614	2,141,908
Pool #538435, 4.198%, Due 7/01/26	2,966,157	3,026,665
Pool #545117, 6.744%, Due 12/01/40	1,151,196	1,184,241
Pool #545187, 5.897%, Due 9/01/31	6,657,438	6,864,601
Pool #545208, 5.799%, Due 9/01/31	2,627,725	2,728,007
Pool #545460, 5.813%, Due 11/01/31	6,969,241	7,231,506
Pool #54844, 3.62%, Due 9/01/27	5,391,034	5,470,767
Pool #635726, 5.472%, Due 4/01/32	5,315,542	5,434,527
Pool #646643, 5.929%, Due 6/01/32	2,531,164	2,597,139
Pool #646644, 6.18%, Due 6/01/32	11,733,086	12,094,960
Pool #66414, 5.118%, Due 9/01/28	4,066,941	4,167,343
Pool #675479, 5.101%, Due 1/01/33	19,159,040	19,571,408
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Certificates, Series 1999-W6, Class A, 9.3717%, Due 9/25/28	1,649,136	1,814,413
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, Series 2002-T5, Class A1, 1.22%, Due 5/25/32	4,873,293	4,884,179
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-T2, Class A1, 1.24%, Due 3/25/33	11,528,883	11,495,449
Series 2003-W3, Class 1A4, 4.4819%, Due 8/25/42	24,216,543	25,306,287
Series 2003-W5, Class A, 1.21%, Due 4/25/33	13,857,581	13,905,164
Series 2003-W6, Class 6A, 4.7012%, Due 8/25/42	18,897,489	19,854,174
Series 2003-W6, Class PT4, 9.5331%, Due 10/25/42	14,978,175	16,972,144
Series 2003-W8, Class PT1, 9.9927%, Due 12/25/42	9,974,905	11,302,814
Series 2003-W9, Class A, 1.22%, Due 6/25/33	4,778,317	4,778,858
Series 2003-W11, Class A1, 5.3259%, Due 6/25/33	8,393,043	8,686,800
FNMA Bonds, 6.625%, Due 11/15/30 (h)	5,000,000	5,573,305
FNMA Grantor Trust Adjustable Rate Certificates:
Series 2002-T12, Class A5, 4.7687%, Due 10/25/41	10,333,949	10,798,976
Series 2003-T3, Class 2A1, 1.19%, Due 10/25/21	4,483,726	4,484,264
FNMA Guaranteed Mortgage Pass-Thru Certificates:
5.00%, Due 7/01/06	5,483,371	5,605,550
5.60%, Due 11/01/05	382,204	392,081
6.00%, Due 5/01/16	22,305,315	23,336,306
6.226%, Due 12/01/08	39,026,444	42,413,702
6.695%, Due 8/01/05	174,988	179,660
7.00%, Due 9/01/15	90,557	95,052
7.50%, Due 7/01/15	74,129	78,870
8.00%, Due 6/01/12 thru 11/01/26	22,906,597	24,864,515
8.50%, Due 7/01/10 thru 6/01/27	17,218,374	18,919,068
8.75%, Due 1/01/10	$207,062	$225,386
9.00%, Due 11/01/12 thru 7/01/28	4,210,106	4,645,561
9.50%, Due 6/01/05 thru 7/01/28	2,496,209	2,830,055
10.00%, Due 12/01/20	1,514,692	1,745,629
11.00%, Due 2/01/19 thru 10/15/20	1,484,073	1,708,951
12.00%, Due 7/15/14	940,200	1,109,543
13.25%, Due 4/01/12	287	321
13.50%, Due 1/01/12	1,579	1,709
14.50%, Due 1/01/12	2,240	2,426
15.50%, Due 10/01/12	1,587	1,889
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
5.3355%, Due 7/25/41	10,515,673	10,903,439
7.00%, Due 10/25/21 thru 6/25/22	8,821,033	9,389,601
8.00%, Due 6/25/21 thru 4/25/22	4,787,364	5,094,224
8.75%, Due 12/25/19 thru 1/25/21	2,269,936	2,495,930
9.00%, Due 7/25/20 thru 4/25/21	1,560,710	1,730,042
9.20%, Due 12/25/19	717,124	790,872
9.25%, Due 4/25/18	265,865	292,603
9.40%, Due 10/25/19	665,629	733,421
9.50%, Due 3/25/19 thru 12/25/41	31,547,643	35,684,162
9.67%, Due 8/25/20	2,456,173	2,754,543
10.00%, Due 3/25/19 thru 5/25/19	5,204,959	5,888,361
10.10%, Due 2/25/18	634,177	714,854
FNMA Interest Only Stripped Mortgage-Backed Securities, Series 265, Class 2, 9.00%, Due 3/01/24	1,874,079	2,105,397
FNMA Notes (h):
2.875%, Due 5/19/08	10,000,000	9,663,430
2.95%, Due 12/06/05	3,000,000	3,027,444
3.375%, Due 12/15/08	10,000,000	9,792,530
5.25%, Due 6/15/06	33,885,000	35,725,464
5.60%, Due 6/15/06	600,000	603,007
5.75%, Due 2/15/08	19,400,000	20,902,860
FNMA Stripped Mortgage-Backed Securities:
Series 161, Class 2, Interest Only, 8.50%, Due 7/25/22 (g):	586,911	125,866
Series B, Class B-1, 6.00%, Due 5/01/09	544,935	563,251
Series C, Class C-1, 6.00%, Due 5/01/09	454,179	470,088
FNMA Stripped Mortgage-Backed Securities, Series K, Class K-1, 6.00%, Due 11/01/08	1,715,692	1,757,758
FNMA TBA Mortgage Pass-Thru Certificates (e):
5.00%, Due 5/15/19 thru 6/15/34	174,615,000	170,534,385
5.50%, Due 6/15/34	131,255,000	130,475,673
6.00%, Due 6/15/34	29,520,000	30,101,175
Federal Home Loan Bank Variable Rate Notes, 2.37%, Due 4/29/10	5,000,000	5,014,260
GNMA Guaranteed Adjustable Rate Pass-Thru Certificates:
Pool #8678, 4.75%, Due 8/20/20	1,801,521	1,843,914
Pool #8714, 4.625%, Due 11/20/20	1,186,500	1,212,756
GNMA Guaranteed Pass-Thru Certificates:
7.50%, Due 12/15/10	2,375,301	2,555,528
8.00%, Due 12/15/23	5,458,633	6,088,910
8.35%, Due 4/15/20	4,164,658	4,660,532
8.40%, Due 5/15/20	2,190,384	2,485,275
9.00%, Due 12/15/06 thru 12/15/09	493,052	497,656
9.50%, Due 10/20/19	1,484,574	1,667,843
12.50%, Due 4/15/19	741,622	885,684
13.00%, Due 2/15/11 thru 11/15/14	28,223	33,438
13.50%, Due 5/15/11 thru 10/15/12	10,848	12,665
14.00%, Due 9/20/14	24,278	28,625
15.00%, Due 6/15/12 thru 9/15/12	58,780	69,710

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Small Business Administration Guaranteed Loan Interest Only Custodial Receipts:
Pool #440017, Series 1992-6A, 2.473%, Due 10/15/17 (g)	$9,748,666	$403,656
Pool #440019, Series 1993-1A, 2.5312%, Due 2/28/18 (g)	7,362,797	304,866
United States Treasury Bonds:
5.375%, Due 2/15/31	13,500,000	13,681,413
5.50%, Due 8/15/28	18,460,000	18,762,153
6.00%, Due 2/15/26	10,000,000	10,817,190
7.125%., Due 2/15/23	15,150,000	18,439,216
7.50%, Due 11/15/16	19,850,000	24,684,567
7.625%, Due 11/15/22	20,000,000	25,550,020
8.50%, Due 2/15/20	21,060,000	28,698,378
9.25%, Due 2/15/16	19,050,000	26,682,668
11.25%, Due 2/15/15	17,900,000	27,920,509
12.00%, Due 8/15/13	28,595,000	38,343,007
12.75%, Due 11/15/10	20,000,000	23,173,440
United States Treasury Bonds Stripped Principle and Interest Payment, Zero%, Due 11/15/09 (h)	23,690,000	19,017,526
United States Treasury Inflation Index Bonds (h):
2.00%, Due 1/15/14	7,929,021	7,875,135
3.375%, Due 4/15/32	13,013,180	15,448,584
3.875%, Due 4/15/29	11,331,200	14,132,137
United States Treasury Notes:
10.00%, Due 5/15/10	8,600,000	9,318,238
10.375%, Due 11/15/12	11,570,000	14,347,263
USGI Federal Housing Authority Variable Rate Insured Project Loan, Pool #2040, 3.0250%, Due 11/01/06	607,743	607,743

Total United States Government & Agency Issues (Cost $1,627,104,167)		1,636,033,570

Corporate Bonds 5.8%
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10	2,517,000	2,646,223
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	9,500,000	9,769,990
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Pass-Thru Certificates, Series 2002-S6, Class A, 7.00%, Due 5/25/32	38,400,000	606,924
Credit Suisse First Boston USA, Inc. Notes, 5.50%, Due 8/15/13	4,650,000	4,705,005
DaimlerChrysler North America Holding Corporation Notes, 4.75%, Due 1/15/08	2,500,000	2,538,317
Deutsche Telekom International Finance BV Yankee Notes, 3.875%, Due 7/22/08	3,000,000	2,986,713
Ford Motor Credit Company Notes, 7.00%, Due 10/01/13 (h)	2,500,000	2,575,487
General Electric Company Notes, 5.00%, Due 2/01/13	9,700,000	9,661,248
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.9905%, Due 1/11/35 (b)	157,721,500	9,832,950
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (b)	2,000,000	1,966,696
Merrill Lynch & Company, Inc. Medium-Term Notes, Tranche #312, 4.00%, Due 11/15/07	$4,800,000	$4,866,470
Morgan Stanley Tracers, 6.796%, Due 6/15/12 (b)	3,976,000	4,393,086
Republic of Finland Yankee Bonds, 4.75%, Due 3/06/07	12,000,000	12,555,756
Salomon Brothers Mortgage Securities VII, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 1.0426%, Due 11/13/11	125,500,000	4,950,975
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	2,000,000	2,448,368
US Bancorp Notes, 3.125%, Due 3/15/08 (h)	5,000,000	4,907,565
Verizon Virginia, Inc. Debentures, Series A, 4.625%, Due 3/15/13	3,000,000	2,844,666
Wachovia Bank Commercial Mortgage Trust Interest Only Mortgage Pass-Thru Certificates, Series 2002-C2, Class 3, 1.5854%, Due 11/15/34 (b)	90,957,000	4,412,836
Wisconsin Electric Power Company Notes, 4.50%, Due 5/15/13	2,900,000	2,790,339

Total Corporate Bonds (Cost $90,975,964)		91,459,614

Municipal Bonds 1.8%
Arkansas Development Finance Authority Revenue, 9.75%, Due 11/15/14	3,100,000	3,724,929
Arlington, Texas Independent School District Capital Appreciation Refunding, Zero %, Due 2/15/06	1,000,000	966,250
Austin, Texas Electric Utility System Revenue Refunding, 5.50%, Due 11/15/16	2,000,000	2,225,000
Clark County, Nevada General Obligation, 5.00%, Due 6/01/11	4,530,000	4,943,362
Colorado Health Facilities Authority Retirement Facilities Revenue - Liberty Heights Project, Zero %, Due 7/15/24 (i)	4,360,000	1,427,900
Dawson Ridge, Colorado Metropolitan District Number 1 General Obligation Refunding, Series A, Zero %, Due 10/01/22 (i)	10,000,000	3,775,000
Kanawha, Mercer and Nicholas Counties, West Virginia Single Family Mortgage Revenue, Zero %, Due 2/01/15 (Pre-Refunded to $89.85 on 2/01/14)	2,260,000	1,293,850
North Slope Boro, Alaska General Obligation, Zero %, Due 6/30/06	3,175,000	3,036,094
Savannah, Georgia Economic Development Authority Revenue - Southern Care Corporation Project, Zero %, Due 12/01/21 (i)	10,000,000	4,000,000
Tampa, Florida Solid Waste System Revenue Refunding, 4.30%, Due 10/01/07	2,000,000	2,117,500

Total Municipal Bonds (Cost $27,327,322)		27,509,885

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Variable Rate Municipal Bonds 0.4%
New York Dormitory Authority Revenue, 5.25%, Due 11/15/23 (Mandatory Put at $100 on 5/15/12)	$5,000,000	$5,406,250
Wisconsin Health and Educational Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Mandatory Put at $100 on 12/01/07)	1,350,000	1,400,625

Total Variable Rate Municipal Bonds (Cost $6,849,855)		6,806,875

Non-Agency Mortgage & Asset-Backed Securities 1.6%
Citibank Credit Card Issuance Trust Notes, Series 2003-A10, Class A10, 4.75%, Due 12/10/15	7,000,000	6,831,563
Federal Agricultural Mortgage Corporation Guaranteed Variable Rate Mortgage Pass-Thru Certificates:
Series GS-1001, Class 1, 7.022%, Due 1/25/08	711,013	711,013
Series GS-1002, Class 1, 6.709%, Due 7/25/08	531,681	531,681
Series 2003-C1, Class A4, 4.111%, Due 7/05/35	2,000,000	1,865,449
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1, Class A-2, 5.317%, Due 4/10/14 (e)	9,000,000	9,044,622
United States Department of Veterans Affairs Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates-Vendee Mortgage Trust:
Series 1995-1, Class 4, 8.8776%, Due 2/15/25	2,244,292	2,489,246
Series 1995-2, Class 3, 8.7925%, Due 6/15/25	3,735,401	4,142,831

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $25,271,051)		25,616,405

Swap Options Purchased 0.0%
Cap on LIBOR 1.34% Swap, Expires 1/03/05	100,000,000	159,871

Total Swap Options Purchased (Cost $300,000)		159,871

Short-Term Investments (a) 16.9%
Collateral Received for Securities Lending 4.7%
Navigator Prime Portfolio	75,083,264	75,083,264

Repurchase Agreements 11.4%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $178,300,000); Collateralized by: United States Government & Agency Issues (d)	$177,100,000	177,100,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $3,684,830); Collateralized by United States Government & Agency Issues (d)	3,684,600	3,684,600

Total Repurchase Agreements		180,784,600

United States Government & Agency Issues 0.8%
FNMA Guaranteed Mortgage Pass-Thru Certificates:
5.60%, Due 5/01/04	$35,838	$35,920
6.292%, Due 5/01/05	8,721,500	8,914,338
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Interest Only Pass-Thru Certificates, 3.75%, Due 11/25/04	49,500,000	801,900
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS6, Class A-I-IO, 2.00%, Due 4/25/05	82,776,614	1,028,086
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	48,051,049	1,681,787
United States Treasury Bills, Due 5/06/04 (c)	900,000	899,946

Total United States Government & Agency Issues		13,361,977

Total Short-Term Investments (Cost $268,980,540)		269,229,841

Total Investments in Securities (Cost $2,046,808,899) 129.2%		2,056,816,061
Other Assets and Liabilities, Net (29.2%)		(464,407,011)

Net Assets (100.0%)		$1,592,409,050

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
50 U.S. Treasury Bonds	6/04	$5,354,688	$(181,400)
Sold:
15 Five Year U.S. Treasury Notes	6/04	(1,649,063)	11,186
75 Ten Year U.S. Treasury Notes	6/04	(8,287,500)	191,256

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	575	465,525
Options closed	(575)	(465,525)
Options expired	—	—

Options outstanding at end of period	—	$—

SWAPS

Open Swap contracts at April 30, 2004 consisted of the following:

Notional Amount	Termination Date	Interest/ Index Sold	Interest/Index Bought	Unrealized Appreciation/ (Depreciation)
$50,000,000	9/30/04	1 Month Libor - 45 basis points	ERISA Eligible Lehman CMBS*	$(1,620,000)

*	Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap

STRONG SHORT-TERM HIGH YIELD BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 78.9%
AGCO Corporation Senior Notes, 9.50%, Due 5/01/08	$1,885,000	$2,073,500
Allied Waste North America, Inc. Senior Notes, Series B, 7.625%, Due 1/01/06	1,470,000	1,558,200
Allied Waste North America, Inc. Senior Secured Notes, 8.875%, Due 4/01/08	2,975,000	3,317,125
American Greeting Corporation Senior Subordinated Notes, 11.75%, Due 7/15/08	4,335,000	5,093,625
American Media Operations, Inc. Guaranteed Senior Subordinated Notes, 10.25%, Due 5/01/09	3,430,000	3,618,650
Amerisourcebergen Corporation Senior Notes, 8.125%, Due 9/01/08	2,635,000	2,924,850
Ameristar Casinos, Inc. Senior Subordinated Notes, 10.75%, Due 2/15/09	2,685,000	3,128,025
Ametek, Inc. Senior Notes, 7.20%, Due 7/15/08	3,500,000	3,763,620
Armkel LLC Senior Subordinated Notes, 9.50%, Due 8/15/09	2,985,000	3,283,500
ArvinMeritor, Inc. Notes, 6.625%, Due 6/15/07	2,075,000	2,132,063
BRL Universal Equipment LP/BRL Universal Equipment Corporation Senior Secured Notes, 8.875%, Due 2/15/08	3,875,000	4,185,000
Bausch & Lomb, Inc. Senior Notes, 6.95%, Due 11/15/07	2,300,000	2,483,765
Big 5 Corporation Senior Notes, Series B, 10.875%, Due 11/15/07	1,734,000	1,803,360
British Sky Broadcasting Group PLC Yankee Notes, 6.875%, Due 2/23/09	2,965,000	3,282,006
CSC Holdings, Inc. Senior Notes, 7.875%, Due 12/15/07	1,915,000	2,049,050
Canandaigua Brands, Inc. Senior Notes, 8.625%, Due 8/01/06	1,440,000	1,591,200
Caremark RX, Inc. Senior Notes, 7.375%, Due 10/01/06	2,180,000	2,387,100
Citizens Communications Company Debentures, 7.60%, Due 6/01/06	2,495,000	2,644,658
Crown Cork and Seal Finance PLC Yankee Notes, 7.00%, Due 12/15/06	2,490,000	2,564,700
D.R. Horton, Inc. Senior Notes, 7.50%, Due 12/01/07	1,740,000	1,905,300
Delco Remy International, Inc. Floating Rate Second Priority Senior Notes, 5.17%, Due 4/15/09 (b)	1,160,000	1,177,400
Dex Media East LLC/Dex Media East Finance Company Senior Notes, 9.875%, Due 11/15/09	2,000,000	2,252,500
Echostar DBS Corporation Notes, 5.75%, Due 10/01/08 (b)	4,470,000	4,503,525
Flowserve Corporation Senior Subordinated Notes, 12.25%, Due 8/15/10	2,595,000	2,997,225
Ford Motor Credit Company Notes, 6.50%, Due 1/25/07	2,570,000	2,727,045
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	$4,660,000	$5,073,575
Frontier Oil Corporation Senior Notes, 11.75%, Due 11/15/09	345,000	381,225
Gap, Inc. Notes, 10.55%, Due 12/15/08	2,000,000	2,470,000
Garden State Newspapers, Inc. Senior Subordinated Notes, 8.625%, Due 7/01/11	1,705,000	1,798,775
Georgia Gulf Corporation Notes, 7.625%, Due 11/15/05	2,920,000	3,087,900
Georgia-Pacific Corporation Senior Notes, 7.50%, Due 5/15/06	2,675,000	2,868,938
HCA, Inc. Notes, 7.125%, Due 6/01/06	1,000,000	1,063,808
HMH Properties, Inc. Senior Secured Notes, Series B, 7.875%, Due 8/01/08	2,010,000	2,085,375
Hercules, Inc. Senior Notes, 11.125%, Due 11/15/07	1,755,000	2,114,775
IASIS Healthcare Corporation Senior Subordinated Notes, 13.00%, Due 10/15/09	2,625,000	2,920,312
Intrawest Corporation Senior Yankee Notes, 10.50%, Due 2/01/10	2,990,000	3,281,525
JC Penney Company, Inc. Debentures, 9.75%, Due 6/15/21	1,000,000	1,040,000
JC Penney Company, Inc. Notes, 7.05%, Due 5/23/05	2,550,000	2,677,500
Jostens, Inc. Senior Subordinated Notes, 12.75%, Due 5/01/10	2,480,000	2,802,400
Juno Lighting, Inc. Senior Subordinated Notes, 11.875%, Due 7/01/09	3,325,000	3,578,531
Kansas Gas and Electric Company First Mortgage Notes:
6.20%, Due 1/15/06	1,975,000	2,073,750
6.50%, Due 8/01/05	1,400,000	1,470,000
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05	3,200,000	3,384,000
Lenfest Communications, Inc. Senior Subordinated Notes, 10.50%, Due 6/15/06	3,970,000	4,564,285
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	1,430,000	1,615,961
Mohegan Tribal Gaming Authority Senior Notes, 8.125%, Due 1/01/06	3,345,000	3,579,150
Nexstar Finance LLC/Nexstar Finance, Inc. Senior Subordinated Notes, 12.00%, Due 4/01/08	2,345,000	2,638,125
Nextel Communications, Inc. Senior Notes, 9.375%, Due 11/15/09	2,935,000	3,188,144
Nortek Holdings, Inc. Senior Variable Rate Notes, 4.17%, Due 12/31/10 (b)	1,920,000	1,968,000
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	4,100,000	4,366,500
Parker & Parsley Petroleum Company Senior Notes, 8.25%, Due 8/15/07	3,430,000	3,897,667
Paxson Communications Corporation Senior Secured Variable Rate Notes, 3.89%, Due 1/15/10 (b)	4,000,000	4,060,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM HIGH YIELD BOND (continued)

	Shares or Principal Amount	Value (Note 2)
Penn National Gaming, Inc. Senior Subordinated Notes, Series B, 11.125%, Due 3/01/08	$2,550,000	$2,843,250
Port Arthur Financial Corporation Guaranteed Senior Secured Notes, Series A, 12.50%, Due 1/15/09	3,350,360	3,970,177
Premier International Foods PLC Senior Yankee Notes, 12.00%, Due 9/01/09	1,640,000	1,779,400
Pride International, Inc. Senior Notes, 10.00%, Due 6/01/09	2,895,000	3,068,700
RailAmerica Transportation Corporation Senior Subordinated Notes, 12.875%, Due 8/15/10	3,105,000	3,621,206
Ryland Group, Inc. Senior Notes, 9.75%, Due 9/01/10	2,835,000	3,196,463
Select Medical Corporation Senior Subordinated Notes, 9.50%, Due 6/15/09	1,910,000	2,110,550
Service Corporation International Notes, 7.20%, Due 6/01/06	1,775,000	1,894,812
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A, 8.00%, Due 6/01/08	2,490,000	2,689,200
Smurfit Capital Funding PLC Guaranteed Notes, 6.75%, Due 11/20/05	3,315,000	3,431,025
Standard Pacific Corporation Senior Notes:
5.125%, Due 4/01/09	675,000	641,250
6.50%, Due 10/01/08	1,750,000	1,780,625
Starwood Hotels & Resorts Worldwide, Inc. Notes, 6.75%, Due 11/15/05	2,580,000	2,721,900
Stewart Enterprises, Inc. Senior Subordinated Notes, 10.75%, Due 7/01/08	1,790,000	2,031,650
Stone Container Finance Guaranteed Notes, 11.50%, Due 8/15/06 (b)	3,190,000	3,277,725
TXU Energy Company LLC Senior Notes, 6.125%, Due 3/15/08	4,115,000	4,393,022
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	3,270,000	3,615,982
Venetian Casino Resort LLC/Las Vegas Sands, Inc. Mortgage Notes, 11.00%, Due 6/15/10	2,245,000	2,637,875
Vivendi Universal SA Senior Yankee Notes, 6.25%, Due 7/15/08	2,430,000	2,548,462
William Carter Company Senior Subordinated Notes, Series B, 10.875%, Due 8/15/11	3,302,000	3,813,810

Total Corporate Bonds (Cost $195,026,916)		199,564,297

Non-Agency Mortgage & Asset-Backed Securities 0.2%
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1994-5, Class B2, 3.05%, Due 4/25/24	503,787	510,561

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $483,635)		510,561

Term Loans 13.5%
Consolidated Communications Acquisition Texas, Inc. Variable Rate Term Loan, 3.67%, Due 3/18/10	2,000,000	2,015,000
Davita, Inc. Variable Rate Term Loan B, 3.16%, Due 3/31/09	$4,266,826	$4,309,495
Dex Media West Variable Rate Term Loan, 3.87%, Due 9/10/10	1,836,111	1,863,652
DirectTV Holdings LLC Variable Rate Term Loan, 3.65%, Due 3/06/10	4,129,592	4,196,698
Goodyear Tire & Rubber Company Variable Rate Term Loan, 5.61%, Due 3/31/06	2,500,000	2,515,625
INVISTA Variable Rate Term Loan, 4.19%, Due 4/30/11 (e)	1,500,000	1,511,250
Midwest Generation LLC Variable Rate Term Loans, 4.475% Due 4/05/11 (e)	2,000,000	2,022,500
Mueller Group, Inc. Variable Rate Term Loans, 4.35%, Due 3/24/11 (e)	2,000,000	2,010,000
Nalco Company Variable Rate Term Loan B, 3.63% Due 11/01/10	2,888,654	2,910,319
Qwest Term Loan A, 6.50%, Due 6/30/07	3,575,000	3,713,531
Rent-A-Center Variable Rate Term Loan, 3.36%, Due 5/23/09	1,985,000	2,009,812
Steel Dynamics, Inc. Floating Rate Term Loan, 4.14%, Due 3/15/08	1,122,708	1,142,355
Triad Hospitals, Inc. Floating Rate Term Loan B, 3.35%, Due 1/04/08	2,982,242	3,030,704
Warner Music Group Variable Rate Term Loan, 3.89%, Due 3/18/10	1,000,000	1,013,750

Total Term Loans (Cost $33,810,104)		34,264,691

Short-Term Investments (a) 8.1%
Corporate Bonds 3.1%
Rogers Cablesystems, Ltd. Senior Secured Second Priority Yankee Notes, Series B, 10.00%, Due 3/15/05	2,880,000	3,056,337
Tanger Properties LP Notes, 7.875%, Due 10/24/04	4,580,000	4,740,300

Total Corporate Bonds		7,796,637

Repurchase Agreements 5.0%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $9,200,782); Collateralized by: United States Government & Agency Issues (d)	9,200,000	9,200,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $3,513,520); Collateralized by: United States Government & Agency Issues (d)	3,513,300	3,513,300

Total Repurchase Agreements		12,713,300

Total Short-Term Investments (Cost $20,212,945)		20,509,937

Total Investments in Securities (Cost $249,533,600) 100.7%		254,849,486
Other Assets and Liabilities, Net (0.7%)		(1,795,270)

Net Assets 100.0%		$253,054,216

STRONG CORPORATE INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 87.3%
AT&T Corporation Senior Notes, 8.05%, Due 11/15/11	$75,000	$82,412
AT&T Wireless Services, Inc. Senior Notes, 7.35%, Due 3/01/06	150,000	162,380
Alcoa, Inc. Notes, 7.25%, Due 8/01/05	150,000	159,275
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14 (b)	100,000	93,820
American General Finance Corporation Notes, Series H, 4.50%, Due 11/15/07	175,000	180,393
Anheuser Busch Companies, Inc. Notes, 5.375%, Due 9/15/08	250,000	263,568
Astoria Financial Corporation Notes, 5.75%, Due 10/15/12	50,000	50,406
BNP Paribas Subordinated Notes, 7.20%, Due 1/15/07	350,000	384,303
Bear Stearns Companies, Inc. Senior Notes, 6.75%, Due 12/15/07	250,000	274,632
Bottling Group LLC Senior Notes, 4.625%, Due 11/15/12	300,000	295,224
Burlington Northern Santa Fe Corporation Notes, 7.125%, Due 12/15/10	150,000	169,285
CIT Group, Inc. Notes, 6.50%, Due 2/07/06	100,000	106,598
CIT Group, Inc. Senior Notes, 2.875%, Due 9/29/06	200,000	198,876
Capitol One Bank Notes, 4.875%, Due 5/15/08	200,000	204,640
Cendant Corporation Senior Notes, 6.25%, Due 1/15/08	100,000	108,095
ChevronTexaco Capital Company Notes, 3.50%, Due 9/17/07	350,000	353,389
Cingular Wireless LLC Senior Notes, 6.50%, Due 12/15/11	165,000	178,075
Citigroup, Inc. Notes, 5.50%, Due 8/09/06	90,000	95,500
Citigroup, Inc. Subordinated Notes, 5.625%, Due 8/27/12	240,000	250,675
Citizens Communications Company Senior Notes, 7.625%, Due 8/15/08	50,000	52,085
Clear Channel Communications, Inc. Senior Notes, 4.625%, Due 1/15/08	100,000	102,090
Columbus Southern Power Company Senior Notes, 5.50%, Due 3/01/13	100,000	101,980
Comcast Corporation Senior Notes:
5.85%, Due 1/15/10	90,000	94,621
6.50%, Due 1/15/15	200,000	211,248
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	100,000	110,466
Cons Edison Company of New York, Inc. Debentures, 3.85%, Due 6/15/13	125,000	114,784
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	150,000	154,263
Countrywide Home Loans, Inc. Medium-Term Notes, Series K, 3.50%, Due 12/19/05	250,000	253,734
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	180,000	198,757
Credit Suisse First Boston USA, Inc. Notes:
4.625%, Due 1/15/08	300,000	309,081
5.875%, Due 8/01/06	50,000	53,302
6.50%, Due 1/15/12	100,000	109,394
DaimlerChrysler North America Holding Corporation Notes:
7.75%, Due 1/18/11	$200,000	$224,916
Series A, Tranche #1, 7.375%, Due 9/15/06	225,000	245,210
Deutsche Telekom International Finance BV Yankee Notes, 3.875%, Due 7/22/08	50,000	49,778
RR Donnelley & Sons Company Senior Notes, 4.95%, Due 4/01/14 (b)	110,000	106,433
EOP Operating LP Notes, 6.75%, Due 2/15/12	165,000	178,948
Exelon Generation Company LLC Notes, 5.35%, Due 1/15/14 (b)	150,000	147,254
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06	200,000	202,263
FedEx Corporation Notes, 2.65%, Due 4/01/07 (b)	100,000	97,865
First Union Corporation Subordinated Notes, 7.80%, Due 9/15/06	250,000	279,018
Florida Power and Light Company First Mortgage Bonds, 4.85%, Due 2/01/13	100,000	99,318
Ford Motor Credit Company Notes:
6.50%, Due 1/25/07	300,000	318,332
7.375%, Due 2/01/11	200,000	214,150
France Telecom SA Yankee Notes, 8.75%, Due 3/01/11	175,000	207,159
Fund American Companies, Inc. Guaranteed Senior Notes, 5.875%, Due 5/15/13	100,000	100,752
General Dynamics Corporation Notes, 3.00%, Due 5/15/08	100,000	96,874
General Electric Capital Corporation Notes:
4.625%, Due 9/15/09	185,000	188,824
5.875%, Due 2/15/12	545,000	579,345
General Motors Acceptance Corporation Notes, 6.875%, Due 8/28/12	345,000	360,285
General Motors Corporation Notes, 7.20%, Due 1/15/11	330,000	351,372
Goldman Sachs Group, Inc. Notes:
4.125%, Due 1/15/08	100,000	101,444
7.625%, Due 8/17/05	225,000	240,003
Goldman Sachs Group, Inc. Senior Notes, 5.15%, Due 1/15/14	100,000	97,501
Harrahs Operating, Inc. Senior Notes, 7.125%, Due 6/01/07	180,000	198,754
Hewlett Packard Company Notes, 6.50%, Due 7/01/12	100,000	110,607
Household Finance Corporation Notes:
6.375%, Due 11/27/12	275,000	296,621
6.50%, Due 1/24/06	90,000	96,092
Huntington National Bank Senior Notes, 3.125%, Due 5/15/08	150,000	145,073
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (b)	230,000	226,170
International Bank for Reconstruction and Development Yankee Bonds, 4.375%, Due 9/28/06	40,000	41,603
International Game Technology Senior Notes, 8.375%, Due 5/15/09	100,000	117,217
International Lease Finance Corporation Notes, 5.875%, Due 5/01/13	50,000	52,270
International Paper Company Notes, 5.85%, Due 10/30/12	150,000	155,113

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG CORPORATE INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
JP Morgan Chase & Company Subordinated Notes, 6.75%, Due 8/15/08	$300,000	$330,440
KeyCorp Senior Notes, Tranch #85, 4.625%, Due 5/16/05	250,000	256,308
Kimberly-Clark Corporation Notes, 4.50%, Due 7/30/05 (b)	400,000	411,892
Korea Development Bank Yankee Notes, 5.75%, Due 9/10/13	100,000	102,350
Kraft Foods, Inc. Notes:
4.625%, Due 11/01/06	100,000	103,486
5.25%, Due 6/01/2007	125,000	131,442
Kroger Company Notes, 6.75%, Due 4/15/12	100,000	109,997
Lehman Brothers Holdings, Inc. Notes, 4.00%, Due 1/22/08	250,000	252,581
Liberty Media Corporation Senior Notes, 3.50%, Due 9/25/06	150,000	150,375
M&T Bank Corporation, Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	250,000	245,204
MBNA Corporation Notes, 5.625%, Due 11/30/07	55,000	58,036
Merrill Lynch & Company, Inc. Medium-Term Notes:
2.07%, Due 6/12/06	100,000	99,480
Tranche #312, 4.00%, Due 11/15/07	180,000	182,493
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	75,000	76,333
Morgan Stanley Notes:
5.30%, Due 3/01/13	150,000	150,179
5.80%, Due 4/01/07	280,000	299,286
Morgan Stanley Tracers, 6.796%, Due 6/15/12 (b)	84,000	92,812
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes, 6.00%, Due 5/15/06	50,000	53,311
National Rural Utilities Cooperative Finance Corporation Notes, 5.75%, Due 8/28/09	350,000	373,382
News America Holdings, Inc. Debentures, 8.25%, Due 8/10/18	170,000	204,767
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	50,000	53,726
Northern States Power Company First Mortgage Bonds, Series B, 8.00%, Due 8/28/12	150,000	180,670
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes, 6.00%, Due 7/15/13 (b)	150,000	151,642
PNC Funding Corporation Subordinated Notes, 6.875%, Due 7/15/07	300,000	331,457
Pan American Energy LLC Yankee Notes, 6.625%, Due 9/15/05	300,000	317,782
Pemex Project Funding Master Trust Guaranteed Notes, 6.125%, Due 8/15/08	90,000	94,050
Pioneer Natural Resources Company Senior Notes, 6.50%, Due 1/15/08	100,000	108,589
Principal Life Global Funding I Medium-Term Notes, Tranche #23, 3.625%, Due 4/30/08 (b)	250,000	248,989
Procter & Gamble Company Notes, 6.875%, Due 9/15/09	165,000	187,713
Province of Quebec Notes, 5.00%, Due 7/17/09	165,000	171,654
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	$85,000	$101,672
Public Service Electric & Gas Company Notes, 9.125%, Due 7/01/05	400,000	430,215
Regency Centers LP Notes, 7.95%, Due 1/15/11	180,000	207,403
Republic of Chile Yankee Bonds, 5.50%, Due 1/15/13	100,000	100,870
Republic Services, Inc. Notes, 7.125%, Due 5/15/09	100,000	112,966
Simon Property Group LP Notes, 7.125%, Due 2/09/09	150,000	166,879
Southwestern Electric Power Company First Mortgage Bonds, 7.00%, Due 9/01/07	150,000	165,538
Sprint Capital Corporation Notes:
6.125%, Due 11/15/08	140,000	150,058
8.375%, Due 3/15/12	100,000	117,539
Suntrust Banks, Inc. Notes, 5.05%, Due 7/01/07	200,000	209,753
TXU Energy Company LLC Senior Notes, 6.125%, Due 3/15/08	200,000	213,513
Target Corporation Notes, 6.35%, Due 1/15/11	165,000	181,577
Telefonos de Mexico SA Yankee Notes, 4.50%, Due 11/19/08 (b)	100,000	99,327
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	225,000	275,441
Travelers Property and Casualty Corporation Senior Notes, 5.00%, Due 3/15/13	100,000	98,076
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	125,000	132,216
US Bancorp Medium-Term Notes, 4.75%, Due 6/30/05	125,000	128,893
US Bank National Association Subordinated Notes, 6.30%, Due 2/04/14	250,000	271,926
Unilever Capital Corporation Notes, 7.125%, Due 11/01/10	265,000	303,657
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	120,000	128,194
United Mexican States Yankee Notes:
7.50%, Due 1/14/12	50,000	54,625
8.625%, Due 3/12/08	180,000	207,450
Valero Energy Corporation Notes, 4.75%, Due 6/15/13	100,000	95,764
Verizon Global Funding Corporation Notes, 7.375%, Due 9/01/12	280,000	320,770
Verizon Wireless Capital LLC Notes, 5.375%, Due 12/15/06	100,000	105,586
Viacom, Inc. Notes, 7.15%, Due 5/20/05	300,000	315,562
Wal-Mart Stores, Inc. Senior Notes, 6.875%, Due 8/10/09	330,000	372,965
Washington Mutual Inc. Senior Notes, 5.625%, Due 1/15/07	300,000	317,970
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	150,000	163,669
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	250,000	264,065
Wells Fargo & Company Subordinated Notes, 4.95%, Due 10/16/13	100,000	98,057
Wisconsin Electric Power Company Notes, 4.50%, Due 5/15/13	100,000	96,219

Total Corporate Bonds (Cost $22,709,005)		22,942,756

STRONG CORPORATE INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
United States Government & Agency Issues 3.0%
SLM Corporation Medium-Term Notes, Tranche #13, 3.625%, Due 3/17/08	$200,000	$199,172
United States Treasury Notes:
2.625%, Due 3/15/09	70,000	67,011
3.25%, Due 1/15/09	200,000	197,297
4.00%, Due 2/15/14	335,000	321,914

Total United States Government & Agency Issues (Cost $798,813)		785,394

Short-Term Investments (a) 9.0%
Corporate Bonds 7.7%
CSX Corporation Debentures, 7.25%, Due 5/01/04	100,000	100,000
EOP Operating LP Notes, 6.625%, Due 2/15/05	110,000	113,902
Ford Motor Credit Company Notes, 7.50%, Due 3/15/05	280,000	292,413
General Mills Corporation Notes, 8.75%, Due 9/15/04	175,000	179,348
KeyCorp Senior Subordinated Notes, 8.00%, Due 7/01/04	100,000	101,019
Occidental Petroleum Corporation Senior Notes, 6.50%, Due 4/01/05	175,000	182,333
Petroleos Mexicanos Yankee Notes, 6.50%, Due 2/01/05	270,000	277,425
Transocean Sedco Forex Corporation Notes, 6.75%, Due 4/15/05	150,000	155,839
UST, Inc. Senior Notes, 8.80%, Due 3/15/05	410,000	432,053
Vodafone Group PLC Yankee Notes, 7.625%, Due 2/15/05	175,000	182,820

Total Corporate Bonds		2,017,152

Repurchase Agreements 1.2%
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $333,921); Collateralized by: United States Government & Agency Issues (d)	333,900	333,900

United States Government Issues 0.1%
United States Treasury Bills, 0.91%, Due 6/24/04 (c)	25,000	24,969

Total Short-Term Investments (Cost $2,351,639)		2,376,021

Total Investments in Securities (Cost $25,859,457) 99.3%		26,104,171
Other Assets and Liabilities, Net 0.7%		175,669

Net Assets 100.0%		$26,279,840

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
6 Five-Year U.S. Treasury Notes	6/04	$659,625	$(13,760)

STRONG SHORT-TERM INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 37.2%
ABN AMRO Bank NV Subordinated Notes, 7.25%, Due 5/31/05	$500,000	$527,536
AT&T Wireless Services, Inc. Senior Notes, 7.35%, Due 3/01/06	460,000	497,966
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	915,000	965,045
Boeing Capital Corporation Senior Notes, 7.10%, Due 9/27/05	500,000	532,609
Burlington Northern Santa Fe Corporation Notes, 6.375%, Due 12/15/05	515,000	546,528
CSX Corporation Notes, 6.25%, Due 10/15/08	460,000	496,599
Cendant Corporation Senior Notes, 6.25%, Due 1/15/08	470,000	508,046
ChevronTexaco Capital Company Notes, 3.50%, Due 9/17/07	250,000	252,421
Citizens Communications Company Senior Notes, 7.625%, Due 8/15/08	250,000	260,424
Clear Channel Communications, Inc. Senior Notes, 4.625%, Due 1/15/08	515,000	525,766
Consumers Energy Company First Mortgage Notes, 6.25%, Due 9/15/06	150,000	160,028
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	1,000,000	1,028,420
Cox Communications, Inc. Notes, 6.875%, Due 6/15/05	500,000	525,007
DaimlerChrysler North America Holding Corporation Notes, 4.75%, Due 1/15/08	500,000	507,663
Dominion Resources, Inc. Senior Notes, Series B, 7.625%, Due 7/15/05	500,000	531,903
France Telecom Variable Rate Yankee Notes, 8.20%, Due 3/01/06	250,000	272,027
General Electric Capital Corporation Notes:
3.50%, Due 5/01/08	250,000	248,014
5.375%, Due 3/15/07	15,000	15,903
6.50%, Due 12/10/07	750,000	825,057
General Motors Acceptance Corporation Senior Notes, 6.125%, Due 8/28/07	500,000	528,749
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	135,000	149,060
JP Morgan Chase & Company Senior Notes, 4.00%, Due 2/01/08	540,000	545,187
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	105,000	118,655
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	130,000	132,310
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	500,000	524,475
News America, Inc. Senior Notes, 6.625%, Due 1/09/08	460,000	502,418
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	135,000	145,061
Pan American Energy LLC Yankee Notes, 6.625%, Due 9/15/05	250,000	264,818
Sprint Capital Corporation Notes, 6.125%, Due 11/15/08	500,000	535,921
TCI Communications, Inc. Notes, 6.875%, Due 2/15/06	500,000	534,353
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	400,000	418,203
Time Warner, Inc. Debentures, 7.48%, Due 1/15/08	500,000	550,881

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	$480,000	$512,777
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	520,000	516,362
US Bank National Association Notes, 6.50%, Due 2/01/08	500,000	549,445
Verizon Global Funding Corporation Notes, 4.00%, Due 1/15/08	730,000	738,246
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	1,015,000	995,009
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	450,000	491,008
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	1,015,000	1,072,102
Weyerhaeuser Company Notes, 6.00%, Due 8/01/06	460,000	488,127

Total Corporate Bonds ($19,448,456)		19,540,129

Non-Agency Mortgage & Asset-Backed Securities 24.3%
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	418,463	443,361
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates, Series 2002-E, Class A-1, 6.9738%, Due 6/20/31	36,145	36,936
Bear Stearns Asset Backed Securities Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-ABF1, Class AIO, 4.00%, Due 3/25/06	5,224,999	271,863
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 1.75%, Due 3/25/34	499,991	501,006
COMM Floating Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-FL2, Class B, 1.45%, Due 4/15/11 (b)	485,916	485,005
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-23, Class 1A1, 5.4512%, Due 12/25/31	222,838	222,763
Series 2001-HYB1, Class 2A1, 4.7611%, Due 6/19/31	148,539	151,695
Series 2002-HYB2, Class 1-A-1, 4.7599%, Due 9/19/32	493,317	497,332
Chase Credit Card Master Trust Variable Rate Asset-Backed Notes, Series 2003-6, Class C, 1.90%, Due 2/15/11	300,000	304,665
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 1.70%, Due 5/25/33	500,000	501,740
Citibank Credit Card Issuance Trust Notes, Series 2001-A8, Class A8, 4.10%, Due 12/07/06	525,000	533,455
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-CU, Class A-2, 6.52%, Due 1/17/35	918,405	954,338
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage-Backed Certificates, Series 1998-WFC2, Class M-1, 3.16%, Due 12/28/37	$297,831	$297,831
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1, 4.7334%, Due 12/19/39	224,565	226,810
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	500,454	530,981
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 6/25/33	923,113	923,113
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 1.70%, Due 11/16/07 (b)	500,000	500,605
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	368,818	398,105
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	825,660	842,118
Golden National Mortgage Asset-Backed Certificates, Series 1998-GNI, Class M-2, 8.02%, Due 2/25/27	216,545	217,480
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates, Series 1998-E, Class M-2, 7.27%, Due 6/15/28	50,000	51,157
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.7599%, Due 1/11/35 (b)	6,000,000	374,063
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1, Class A-2, 3.835%, Due 6/10/36 (e)	500,000	502,488
JP Morgan Residential Mortgage Acceptance Corporation Pass-Thru Certificates, Series 2002-R2, Class I-A-1, 4.25%, Due 4/28/30 (b)	178,850	178,814
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1667%, Due 10/25/32	160,675	164,027
Nomura Asset Acceptance Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-A3, Class A-IO, 5.15%, Due 3/25/06	3,000,000	228,600
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	8,713,514	114,147
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 1.73%, Due 10/25/33	500,000	500,905

STRONG SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 2.50%, Due 9/10/35 (Acquired 9/10/35; Cost $496,140) (b) (g)	$496,140	$504,357
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.05%, Due 4/25/33	500,000	502,900
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-18XS, Class AIO, 5.00%, Due 5/25/05	2,500,000	95,025
Structured Asset Securities Corporation Variable Rate Interest Only Mortgage Pass-Thru Certificates, Series 2004-4XS, Class A-IO, 3.50%, Due 1/25/06	10,000,000	203,100
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	507,120	513,239

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $12,596,392)		12,774,024

United States Government & Agency Issues 27.4%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates:
4.4397%, Due 10/25/43	484,760	498,316
4.503%, Due 7/25/43	80,246	82,177
FHLMC Adjustable Rate Participation Certificates:
Pool #1B0123, 6.096%, Due 9/01/31	221,981	227,295
Pool #1B0128, 6.161%, Due 9/01/31	276,720	285,195
Pool #786823, 6.05%, Due 7/01/29	288,489	298,707
Pool #865469, 6.202%, Due 8/01/25	104,674	107,534
FHLMC Guaranteed Interest Only Participation Certificates, Series T-53, Class S, 6.50%, Due 6/25/05	3,500,000	237,300
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	513,542	581,907
FHLMC Notes, 3.00%, Due 7/27/07	1,000,000	984,612
FHLMC Participation Certificates:
7.00%, Due 11/17/13	542,037	572,526
7.50%, Due 12/01/11 thru 10/01/12	1,054,165	1,123,276
8.00%, Due 12/25/22	474,601	507,097
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates, Pool #545460, 5.813%, Due 11/01/31	217,789	225,985
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W6, Class 6A, 4.7012%, Due 8/25/42	755,900	794,167
Series 2003-W6, Class PT4, 9.5331%, Due 10/25/42	732,453	829,961
Series 2003-W11, Class A1, 5.3259%, Due 6/25/33	839,304	868,680
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.00%, Due 1/01/16	962,595	1,006,252
8.00%, Due 9/01/23	$60,189	$65,940
8.33%, Due 7/15/20	368,858	417,478
9.00%, Due 2/15/20	12,506	14,327
10.50%, Due 1/01/21	743,024	857,662
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	560,431	635,039
FNMA Notes:
2.00%, Due 1/15/06	500,000	497,792
3.25%, Due 8/15/08	500,000	490,449
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13	407,574	438,260
8.00%, Due 12/15/23	419,298	467,711
9.00%, Due 11/15/17	947,421	1,074,064
United States Treasury Notes, 2.625%, Due 5/15/08	250,000	243,574

Total United States Government & Agency Issues (Cost $14,250,602)		14,433,283

Short-Term Investments (a) 10.0%
Corporate Bonds 3.4%
Walt Disney Company Notes, 7.30%, Due 2/08/05	500,000	520,335
General Mills Corporation Notes, 8.75%, Due 9/15/04	500,000	512,424
Kroger Company Guaranteed Notes, 7.375%, Due 3/01/05	500,000	522,097
Simon Property Group, Inc. Notes, 7.75%, Due 8/15/04 (b)	250,000	254,193

Total Corporate Bonds		1,809,049

Non-Agency Mortgage & Asset-Backed Securities 0.5%
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	3,818,171	133,636
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	3,928,611	137,501

Total Non-Agency Mortgage & Asset-Backed Securities		271,137

Repurchase Agreements 5.8%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/3/04 (Repurchase proceeds $2,000,170); Collateralized by: United States Government & Agency Issues (d)	2,000,000	2,000,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $1,041,165); Collateralized by United States Government & Agency Issues (d)	1,041,100	1,041,100

Total Repurchase Agreements		3,041,100

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
United States Government & Agency Issues 0.3%
FHLMC Guaranteed Interest Only Mortgage Participation Certificates, 5.50%, Due 12/25/04	$10,000,000	$84,000
United States Treasury Bills, Due 5/27/04 (c)	50,000	49,973

Total United States Government & Agency Issues		133,973

Total Short-Term Investments (Cost $5,259,565)		5,255,259

Total Investments in Securities (Cost $51,555,015) 98.9%		52,002,695
Other Assets and Liabilities, Net 1.1%		571,255

Net Assets 100.0%		$52,573,950

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
20 Five-Year U.S. Treasury Notes	6/04	$2,198,750	$(60,632)
19 Two-Year U.S. Treasury Notes	6/04	4,038,391	(39,956)

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security is pledged as collateral to cover margin requirements on open futures contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is when-issued.
(f)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy or the fund has halted accruing income.
(g)	Illiquid security.
(h)	All or a portion of security is on loan. See Note 2(M) of Notes to Financial Statements.
(i)	Escrowed to maturity.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

	(In Thousands, Except As Noted)

	Strong Corporate Bond Fund	Strong High-Yield Bond Fund	Strong Short-Term Bond Fund
Assets:
Investments in Securities, at Value (Cost of $616,163 $409,732, and $658,638, respectively)	$633,994	$404,556	$669,241
Receivable for Securities Sold	2,301	6,101	501
Receivable for Fund Shares Sold	33	11	47
Interest and Dividends Receivable	10,252	8,390	7,630
Variation Margin Receivable	—	—	63
Other Assets	33	98	35

Total Assets	646,613	419,156	677,517

Liabilities:
Payable for Securities Purchased	3,783	9,503	5,527
Payable for Fund Shares Redeemed	415	520	675
Payable Upon Return of Securities on Loan	63,164	—	19,719
Dividends Payable	2,425	2,504	1,981
Variation Margin Payable	141	—	—
Cash Overdraft Liability	108	107	48
Accrued Operating Expenses and Other Liabilities	339	65	322

Total Liabilities	70,375	12,699	28,272

Net Assets	$576,238	$406,457	$649,245

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$705,730	$814,457	$799,044
Undistributed Net Investment Income (Loss)	(2)	2	(1,613)
Undistributed Net Realized Gain (Loss)	(148,660)	(402,827)	(158,031)
Net Unrealized Appreciation (Depreciation)	19,170	(5,175)	9,845

Net Assets	$576,238	$406,457	$649,245

Investor Class ($ and shares in full)
Net Assets	$475,268,362	$335,804,513	$578,771,335
Capital Shares Outstanding (Unlimited Number Authorized)	45,721,996	43,691,492	65,831,332

Net Asset Value Per Share	$10.39	$7.69	$8.79

Institutional Class ($ and shares in full)
Net Assets	$78,599,372	$45,792,001	$59,443,953
Capital Shares Outstanding (Unlimited Number Authorized)	7,569,756	5,944,047	6,754,868

Net Asset Value Per Share	$10.38	$7.70	$8.80

Advisor Class ($ and shares in full)
Net Assets	$22,370,474	$24,860,684	$11,029,363
Capital Shares Outstanding (Unlimited Number Authorized)	2,152,756	3,246,372	1,254,356

Net Asset Value Per Share	$10.39	$7.66	$8.79

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

(In Thousands)

Strong Government Securities Fund
Assets:
Investments in Securities, at Value (Cost of $2,046,809) (Including Repurchase Agreements of $180,785)	$2,056,816
Receivable for Securities Sold	389,362
Receivable for Fund Shares Sold	388
Interest and Dividends Receivable	16,612
Other Assets	99

Total Assets	2,463,277

Liabilities:
Payable for Securities Purchased	781,254
Payable for Fund Shares Redeemed	6,861
Payable Upon Return of Securities on Loan	75,083
Dividends Payable	5,056
Swap Payable	1,620
Variation Margin Payable	3
Accrued Operating Expenses and Other Liabilities	991

Total Liabilities	870,868

Net Assets	$1,592,409

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,577,390
Undistributed Net Investment Income (Loss)	(5,966)
Undistributed Net Realized Gain (Loss)	12,655
Net Unrealized Appreciation (Depreciation)	8,330

Net Assets	$1,592,409

See Notes to Financial Statements.

April 30, 2004 (Unaudited)

Strong Government Securities Fund
Investor Class ($ and shares in full)
Net Assets	$1,406,306,352
Capital Shares Outstanding (Unlimited Number Authorized)	130,919,836

Net Asset Value Per Share	$10.74

Institutional Class ($ and shares in full)
Net Assets	$94,139,121
Capital Shares Outstanding (Unlimited Number Authorized)	8,770,251

Net Asset Value Per Share	$10.73

Advisor Class ($ and shares in full)
Net Assets	$88,209,544
Capital Shares Outstanding (Unlimited Number Authorized)	8,216,265

Net Asset Value Per Share	$10.74

Class C ($ and shares in full)
Net Assets	$3,754,034
Capital Shares Outstanding (Unlimited Number Authorized)	349,753

Net Asset Value Per Share	$10.73

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Short- Term High-Yield Bond Fund
Assets:
Investments in Securities, at Value (Cost of $249,534)	$254,849
Receivable for Fund Shares Sold	97
Interest and Dividends Receivable	5,058
Other Assets	89

Total Assets	260,093

Liabilities:
Payable for Securities Purchased	5,518
Payable for Fund Shares Redeemed	496
Dividends Payable	995
Accrued Operating Expenses and Other Liabilities	30

Total Liabilities	7,039

Net Assets	$253,054

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$321,444
Undistributed Net Investment Income (Loss)	(21)
Undistributed Net Realized Gain (Loss)	(73,685)
Net Unrealized Appreciation (Depreciation)	5,316

Net Assets	$253,054

Investor Class ($ and shares in full)
Net Assets	$188,638,040
Capital Shares Outstanding (Unlimited Number Authorized)	21,759,825

Net Asset Value Per Share	$8.67

Advisor Class ($ and shares in full)
Net Assets	$64,416,177
Capital Shares Outstanding (Unlimited Number Authorized)	7,431,168

Net Asset Value Per Share	$8.67

See Notes to Financial Statements.

April 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)

	Strong Corporate Income Fund	Strong Short-Term Income Fund
Assets:
Investments in Securities, at Value (Cost of $25,859 and $51,555, respectively)	$26,104	$52,003
Receivable for Securities Sold	—	682
Interest and Dividends Receivable	390	623
Variation Margin Receivable	1	7
Other Assets	11	14

Total Assets	26,506	53,329

Liabilities:
Payable for Securities Purchased	98	502
Payable for Fund Shares Redeemed	—	25
Dividends Payable	94	165
Cash Overdraft Liability	9	18
Accrued Operating Expenses and Other Liabilities	25	45

Total Liabilities	226	755

Net Assets	$26,280	$52,574

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$25,936	$52,412
Undistributed Net Investment Income (Loss)	—	(178)
Undistributed Net Realized Gain (Loss)	113	(7)
Net Unrealized Appreciation (Depreciation)	231	347

Net Assets	$26,280	$52,574

Capital Shares Outstanding (Unlimited Number Authorized)	2,596	5,250

Net Asset Value Per Share	$10.13	$10.02

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Corporate Bond Fund	Strong High-Yield Bond Fund	Strong Short-Term Bond Fund
Income:
Interest	$17,864	$18,074	$14,440
Dividends	184	182	—

Total Income	18,048	18,256	14,440

Expenses (Note 4):
Investment Advisory Fees	1,160	856	1,349
Administrative Fees	762	585	922
Custodian Fees	33	16	29
Shareholder Servicing Costs	893	336	784
12b-1 Fees	32	34	16
Other	301	185	350

Total Expenses before Expense Offsets	3,181	2,012	3,450
Expense Offsets	(65)	(55)	(68)

Expenses, Net	3,116	1,957	3,382

Net Investment Income (Loss)	14,932	16,299	11,058

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	10,140	6,056	3,008
Futures Contracts	(3,918)	—	1,382
Swaps	—	—	(98)

Net Realized Gain (Loss)	6,222	6,056	4,292
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(10,141)	5,549	(2,766)
Futures Contracts	3,055	—	(971)

Net Change in Unrealized Appreciation/Depreciation	(7,086)	5,549	(3,737)

Net Gain (Loss) on Investments	(864)	11,605	555

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,068	$27,904	$11,613

See Notes to Financial Statements.

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Government Securities Fund
Interest Income	$33,971

Expenses (Note 4):
Investment Advisory Fees	3,292
Administrative Fees	2,493
Custodian Fees	141
Shareholder Servicing Costs	3,160
12b-1 Fees	144
Other	811

Total Expenses before Expense Offsets	10,041
Expense Offsets	(234)

Expenses, Net	9,807

Net Investment Income (Loss)	24,164

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	22,542
Written Options	(54)
Futures Contracts	(1,483)
Forward Foreign Currency Contracts	2
Swaps	1,335

Net Realized Gain (Loss)	22,342
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(24,678)
Written Options	284
Futures Contracts	246
Foreign Currencies	(67)
Swaps	(894)

Net Change in Unrealized Appreciation/Depreciation	(25,109)

Net Gain (Loss) on Investments	(2,767)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,397

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Short-Term High Yield Bond Fund
Interest Income	$8,444

Expenses (Note 4):
Investment Advisory Fees	539
Administrative Fees	402
Custodian Fees	9
Shareholder Servicing Costs	244
12b-1 Fees	86
Other	124

Total Expenses before Expense Offsets	1,404
Expense Offsets	(43)

Expenses, Net	1,361

Net Investment Income (Loss)	7,083

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	3,374
Net Change in Unrealized Appreciation/Depreciation on Investments	(2,899)

Net Gain (Loss) on Investments	475

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,558

See Notes to Financial Statements.

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Corporate Income Fund	Strong Short-Term Income Fund
Interest Income	$586	$732

Expenses:
Investment Advisory Fees	52	100
Administrative Fees	39	75
Custodian Fees	3	5
Shareholder Servicing Costs	57	97
12b-1 Fees	35	67
Other	29	42

Total Expenses before Expense Offsets	215	386
Expense Offsets (Note 4)	(173)	(305)

Expenses, Net	42	81

Net Investment Income (Loss)	544	651

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	105	42
Futures Contracts	16	82

Net Realized Gain (Loss)	121	124
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(246)	(52)
Futures Contracts	(14)	(118)

Net Change in Unrealized Appreciation/Depreciation	(260)	(170)

Net Gain (Loss) on Investments	(139)	(46)

Net Increase (Decrease) in Net Assets Resulting from Operations	$405	$605

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Corporate Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$14,932	$37,211
Net Realized Gain (Loss)	6,222	32,962
Net Change in Unrealized Appreciation/Depreciation	(7,086)	30,549

Net Increase (Decrease) in Net Assets Resulting from Operations	14,068	100,722
Distributions:
From Net Investment Income:
Investor Class	(12,245)	(32,314)
Institutional Class	(2,079)	(3,270)
Advisor Class	(610)	(1,554)

Total Distributions	(14,934)	(37,138)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(83,785)	(159,999)

Total Increase (Decrease) in Net Assets	(84,651)	(96,415)

Net Assets:
Beginning of Period	660,889	757,304

End of Period	$576,238	$660,889

Undistributed Net Investment Income (Loss)	$(2)	$—

See Notes to Financial Statements.

	(In Thousands)

	Strong High-Yield Bond Fund		Strong Short-Term Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$16,299	$42,375	$11,058	$30,174
Net Realized Gain (Loss)	6,056	(25,025)	4,292	4,124
Net Change in Unrealized Appreciation/Depreciation	5,549	113,082	(3,737)	4,930

Net Increase (Decrease) in Net Assets Resulting from Operations	27,904	130,432	11,613	39,228
Distributions:
From Net Investment Income:
Investor Class	(13,807)	(37,232)	(11,173)	(32,350)
Institutional Class	(1,575)	(3,298)	(1,303)	(2,685)
Advisor Class	(942)	(1,858)	(214)	(423)

Total Distributions	(16,324)	(42,388)	(12,690)	(35,458)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(118,532)	(78,031)	(154,545)	(196,984)

Total Increase (Decrease) in Net Assets	(106,952)	10,013	(155,622)	(193,214)
Net Assets:
Beginning of Period	513,409	503,396	804,867	998,081

End of Period	$406,457	$513,409	$649,245	$804,867

Undistributed Net Investment Income (Loss)	$2	$27	$(1,613)	$19

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Government Securities Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$24,164	$64,517
Net Realized Gain (Loss)	22,342	53,192
Net Change in Unrealized Appreciation/Depreciation	(25,109)	(41,124)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,397	76,585
Distributions:
From Net Investment Income:
Investor Class	(29,409)	(78,406)
Institutional Class	(2,207)	(4,295)
Advisor Class	(1,765)	(4,177)
Class C	(43)	(25)
From Net Realized Gains:
Investor Class	(34,247)	(52,046)
Institutional Class	(2,161)	(2,377)
Advisor Class	(2,051)	(2,556)
Class C	(59)	—

Total Distributions	(71,942)	(143,882)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(612,739)	(248,567)

Total Increase (Decrease) in Net Assets	(663,284)	(315,864)
Net Assets:
Beginning of Period	2,255,693	2,571,557

End of Period	$1,592,409	$2,255,693

Undistributed Net Investment Income (Loss)	$(5,966)	$3,294

See Notes to Financial Statements.

	(In Thousands)

	Strong Short-Term High Yield Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$7,083	$15,717
Net Realized Gain (Loss)	3,374	416
Net Change in Unrealized Appreciation/Depreciation	(2,899)	11,680

Net Increase (Decrease) in Net Assets Resulting from Operations	7,558	27,813
Distributions:
From Net Investment Income:
Investor Class	(5,468)	(13,242)
Advisor Class	(1,636)	(2,485)

Total Distributions	(7,104)	(15,727)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(88,903)	101,238

Total Increase (Decrease) in Net Assets	(88,449)	113,324
Net Assets:
Beginning of Period	341,503	228,179

End of Period	$253,054	$341,503

Undistributed Net Investment Income (Loss)	$(21)	$—

	Strong Corporate Income Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$544	$967
Net Realized Gain (Loss)	121	177
Net Change in Unrealized Appreciation/Depreciation	(260)	491

Net Increase (Decrease) in Net Assets Resulting from Operations	405	1,635
Distributions:
From Net Investment Income	(544)	(967)
From Net Realized Gains	(185)	—

Total Distributions	(729)	(967)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,727)	28,663

Total Increase (Decrease) in Net Assets	(3,051)	29,331
Net Assets:
Beginning of Period	29,331	—

End of Period	$26,280	$29,331

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Short-Term Income Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$651	$1,106
Net Realized Gain (Loss)	124	349
Net Change in Unrealized Appreciation/Depreciation	(170)	517

Net Increase (Decrease) in Net Assets Resulting from Operations	605	1,972
Distributions From Net Investment Income	(829)	(1,586)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,115)	54,527

Total Increase (Decrease) in Net Assets	(2,339)	54,913
Net Assets:
Beginning of Period	54,913	—

End of Period	$52,574	$54,913

Undistributed Net Investment Income (Loss)	$(178)	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG CORPORATE BOND FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.42	$9.54	$10.80	$10.43	$10.60	$11.09
Income From Investment Operations:
Net Investment Income (Loss)	0.26	0.53	0.65	0.76	0.77	0.73
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.88	(1.26)	0.37	(0.19)	(0.49)

Total from Investment Operations	0.23	1.41	(0.61)	1.13	0.58	0.24
Less Distributions:
From Net Investment Income	(0.26)	(0.53)	(0.65)	(0.76)	(0.75)	(0.73)

Total Distributions	(0.26)	(0.53)	(0.65)	(0.76)	(0.75)	(0.73)

Net Asset Value, End of Period	$10.39	$10.42	$9.54	$10.80	$10.43	$10.60

Ratios and Supplemental Data
Total Return	+2.14%	+15.00%	–5.71%	+11.10%	+5.73%	+2.18%
Net Assets, End of Period (In Millions)	$475	$556	$683	$1,293	$922	$868
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%*	1.0%	1.0%	0.9%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	1.1%*	1.0%	1.0%	0.9%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.8%*	5.2%	6.6%	7.0%	7.3%	6.7%
Portfolio Turnover Rate(c)	65.8%	204.8%	411.5%	341.4%	293.9%	403.2%

STRONG CORPORATE BOND FUND — INSTITUTIONAL CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.41	$9.53	$10.79	$10.42	$10.59	$10.58
Income From Investment Operations:
Net Investment Income (Loss)	0.28	0.57	0.68	0.81	0.80	0.13
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.88	(1.25)	0.37	(0.17)	0.01

Total from Investment Operations	0.25	1.45	(0.57)	1.18	0.63	0.14
Less Distributions:
From Net Investment Income	(0.28)	(0.57)	(0.69)	(0.81)	(0.80)	(0.13)

Total Distributions	(0.28)	(0.57)	(0.69)	(0.81)	(0.80)	(0.13)

Net Asset Value, End of Period	$10.38	$10.41	$9.53	$10.79	$10.42	$10.59

Ratios and Supplemental Data
Total Return	+2.35%	+15.51%	–5.35%	+11.62%	+6.22%	+1.36%
Net Assets, End of Period (In Millions)	$79	$77	$43	$32	$7	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%*	0.6%	0.6%	0.5%	0.4%	0.4%*
Ratio of Expenses to Average Net Assets	0.6%*	0.6%	0.6%	0.5%	0.4%	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.2%*	5.6%	7.0%	7.4%	7.7%	6.9%*
Portfolio Turnover Rate(c)	65.8%	204.8%	411.5%	341.4%	293.9%	403.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from August 31, 1999 (commencement of class) to October 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG CORPORATE BOND FUND — ADVISOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.42	$9.54	$10.80	$10.42	$10.59	$10.58
Income From Investment Operations:
Net Investment Income (Loss)	0.25	0.52	0.63	0.74	0.73	0.12
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.88	(1.25)	0.38	(0.17)	0.01

Total from Investment Operations	0.22	1.40	(0.62)	1.12	0.56	0.13
Less Distributions:
From Net Investment Income	(0.25)	(0.52)	(0.64)	(0.74)	(0.73)	(0.12)

Total Distributions	(0.25)	(0.52)	(0.64)	(0.74)	(0.73)	(0.12)

Net Asset Value, End of Period	$10.39	$10.42	$9.54	$10.80	$10.42	$10.59

Ratios and Supplemental Data
Total Return	+2.10%	+14.89%	–5.84%	+10.98%	+5.49%	+1.23%
Net Assets, End of Period (In Millions)	$22	$29	$31	$32	$7	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.2%	1.2%	1.3%	1.1%	1.2%*
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.1%	1.1%	1.1%	1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.7%*	5.1%	6.4%	6.7%	6.9%	6.8%*
Portfolio Turnover Rate(e)	65.8%	204.8%	411.5%	341.4%	293.9%	403.2%

STRONG HIGH-YIELD BOND FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.51	$6.33	$7.75	$9.68	$10.60	$10.73
Income From Investment Operations:
Net Investment Income (Loss)	0.28	0.57	0.78	1.03	1.14	1.09
Net Realized and Unrealized Gains (Losses) on Investments	0.18	1.18	(1.42)	(1.93)	(0.92)	(0.05)

Total from Investment Operations	0.46	1.75	(0.64)	(0.90)	0.22	1.04
Less Distributions:
From Net Investment Income	(0.28)	(0.57)	(0.78)	(1.03)	(1.14)	(1.08)
From Net Realized Gains	—	—	—	—	—	(0.09)

Total Distributions	(0.28)	(0.57)	(0.78)	(1.03)	(1.14)	(1.17)

Net Asset Value, End of Period	$7.69	$7.51	$6.33	$7.75	$9.68	$10.60

Ratios and Supplemental Data
Total Return	+6.12%	+28.55%	–9.14%	–10.05%	+1.94%	+9.77%
Net Assets, End of Period (In Millions)	$336	$442	$439	$847	$717	$595
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%*	0.9%	1.0%	0.9%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	0.9%*	0.9%	1.0%	0.9%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.1%*	8.1%	10.6%	11.5%	11.0%	9.8%
Portfolio Turnover Rate(e)	80.4%	171.7%	120.3%	114.4%	103.8%	144.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from August 31, 1999 (commencement of class) to October 31, 1999.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG HIGH-YIELD BOND FUND — INSTITUTIONAL CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.53	$6.35	$7.75	$8.56
Income From Investment Operations:
Net Investment Income (Loss)	0.29	0.61	0.82	0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.17	1.17	(1.40)	(0.81)

Total from Investment Operations	0.46	1.78	(0.58)	(0.55)
Less Distributions:
From Net Investment Income	(0.29)	(0.60)	(0.82)	(0.26)

Total Distributions	(0.29)	(0.60)	(0.82)	(0.26)

Net Asset Value, End of Period	$7.70	$7.53	$6.35	$7.75

Ratios and Supplemental Data
Total Return	+6.21%	+29.11%	–8.38%	–6.52%
Net Assets, End of Period (In Millions)	$46	$42	$47	$14
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%*	0.5%	0.5%	0.5%*
Ratio of Expenses to Average Net Assets	0.5%*	0.5%	0.5%	0.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	7.5%*	8.6%	11.0%	12.9%*
Portfolio Turnover Rate(d)	80.4%	171.7%	120.3%	114.4%

STRONG HIGH-YIELD BOND FUND — ADVISOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.49	$6.31	$7.74	$9.67	$10.78
Income From Investment Operations:
Net Investment Income (Loss)	0.27	0.55	0.77	1.01	0.75
Net Realized and Unrealized Gains (Losses) on Investments	0.17	1.18	(1.43)	(1.93)	(1.11)

Total from Investment Operations	0.44	1.73	(0.66)	(0.92)	(0.36)
Less Distributions:
From Net Investment Income	(0.27)	(0.55)	(0.77)	(1.01)	(0.75)

Total Distributions	(0.27)	(0.55)	(0.77)	(1.01)	(0.75)

Net Asset Value, End of Period	$7.66	$7.49	$6.31	$7.74	$9.67

Ratios and Supplemental Data
Total Return	+5.87%	+28.39%	–9.44%	–10.28%	–3.44%
Net Assets, End of Period (In Millions)	$25	$30	$17	$15	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.2%	1.2%	1.6%	1.2%*
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	6.9%*	7.7%	10.4%	11.3%	10.7%*
Portfolio Turnover Rate(d)	80.4%	171.7%	120.3%	114.4%	103.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from July 31, 2001 (commencement of class) to October 31, 2001.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM BOND FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.81	$8.78	$9.39	$9.34	$9.41	$9.57
Income From Investment Operations:
Net Investment Income (Loss)	0.13	0.29	0.44	0.60	0.63	0.62
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.09	(0.59)	0.05	(0.07)	(0.17)

Total from Investment Operations	0.14	0.38	(0.15)	0.65	0.56	0.45
Less Distributions:
From Net Investment Income	(0.16)	(0.35)	(0.46)	(0.60)	(0.63)	(0.61)

Total Distributions	(0.16)	(0.35)	(0.46)	(0.60)	(0.63)	(0.61)

Net Asset Value, End of Period	$8.79	$8.81	$8.78	$9.39	$9.34	$9.41

Ratios and Supplemental Data
Total Return	+1.54%	+4.40%	–1.56%	+7.11%	+6.16%	+4.82%
Net Assets, End of Period (In Millions)	$579	$723	$933	$1,348	$1,138	$1,272
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%*	0.9%	0.9%	0.9%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	1.0%*	0.9%	0.9%	0.9%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%*	3.4%	4.9%	6.2%	6.7%	6.5%
Portfolio Turnover Rate(c)	15.9%	97.4%	154.3%	129.3%	94.1%	124.2%

STRONG SHORT-TERM BOND FUND — INSTITUTIONAL CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.82	$8.79	$9.40	$9.35	$9.42	$9.42
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.34	0.48	0.64	0.67	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.08	(0.59)	0.05	(0.07)	—

Total from Investment Operations	0.16	0.42	(0.11)	0.69	0.60	0.11
Less Distributions:
From Net Investment Income	(0.18)	(0.39)	(0.50)	(0.64)	(0.67)	(0.11)

Total Distributions	(0.18)	(0.39)	(0.50)	(0.64)	(0.67)	(0.11)

Net Asset Value, End of Period	$8.80	$8.82	$8.79	$9.40	$9.35	$9.42

Ratios and Supplemental Data
Total Return	+1.78%	+4.84%	–1.14%	+7.57%	+6.60%	+1.18%
Net Assets, End of Period (In Millions)	$59	$67	$55	$71	$25	$13
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%*	0.5%	0.5%	0.4%	0.4%	0.4%*
Ratio of Expenses to Average Net Assets	0.5%*	0.5%	0.5%	0.4%	0.4%	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.5%*	3.8%	5.3%	6.6%	7.2%	6.8%*
Portfolio Turnover Rate(c)	15.9%	97.4%	154.3%	129.3%	94.1%	124.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from August 31, 1999 (commencement of class) to October 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM BOND FUND — ADVISOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.81	$8.78	$9.40	$9.34	$9.41	$9.42
Income From Investment Operations:
Net Investment Income (Loss)	0.13	0.29	0.42	0.58	0.60	0.10
Net Realized and Unrealized Gains (Losses) on Investments	0.00 (d)	0.07	(0.60)	0.06	(0.07)	(0.01)

Total from Investment Operations	0.13	0.36	(0.18)	0.64	0.53	0.09
Less Distributions:
From Net Investment Income	(0.15)	(0.33)	(0.44)	(0.58)	(0.60)	(0.10)

Total Distributions	(0.15)	(0.33)	(0.44)	(0.58)	(0.60)	(0.10)

Net Asset Value, End of Period	$8.79	$8.81	$8.78	$9.40	$9.34	$9.41

Ratios and Supplemental Data
Total Return	+1.46%	+4.19%	–1.89%	+6.93%	+5.81%	+0.94%
Net Assets, End of Period (In Millions)	$11	$14	$9	$10	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.2%	1.2%	1.3%	2.0%	1.2%*
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.1%	1.1%	1.1%	1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.9%*	3.1%	4.7%	5.5%	6.5%	6.3%*
Portfolio Turnover Rate(f)	15.9%	97.4%	154.3%	129.3%	94.1%	124.2%

STRONG GOVERNMENT SECURITIES FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.05	$11.36	$11.26	$10.33	$10.23	$11.04
Income From Investment Operations:
Net Investment Income (Loss)	0.12	0.28	0.43	0.55	0.59	0.58
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.05	0.31	0.95	0.10	(0.58)

Total from Investment Operations	0.10	0.33	0.74	1.50	0.69	—
Less Distributions:
From Net Investment Income	(0.18)	(0.38)	(0.48)	(0.57)	(0.59)	(0.58)
From Net Realized Gains	(0.23)	(0.26)	(0.16)	—	—	(0.23)

Total Distributions	(0.41)	(0.64)	(0.64)	(0.57)	(0.59)	(0.81)

Net Asset Value, End of Period	$10.74	$11.05	$11.36	$11.26	$10.33	$10.23

Ratios and Supplemental Data
Total Return	+0.82%	+2.99%	+6.97%	+14.88%	+6.99%	–0.04%
Net Assets, End of Period (In Millions)	$1,406	$2,010	$2,360	$1,691	$1,283	$1,340
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%*	1.0%	0.9%	0.9%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	1.1%*	1.0%	0.9%	0.9%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.5%*	2.5%	3.8%	5.1%	5.8%	5.5%
Portfolio Turnover Rate(f)	240.2%	530.9%	519.2%	552.2%	373.3%	185.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from August 31, 1999 (commencement of class) to October 31, 1999.
(d)	Amount calculated is less than $0.005.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GOVERNMENT SECURITIES FUND — INSTITUTIONAL CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.05	$11.36	$11.26	$10.34	$10.22	$10.21
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.34	0.48	0.60	0.64	0.11
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.05	0.31	0.93	0.12	0.01

Total from Investment Operations	0.12	0.39	0.79	1.53	0.76	0.12
Less Distributions:
From Net Investment Income	(0.21)	(0.44)	(0.53)	(0.61)	(0.64)	(0.11)
From Net Realized Gains	(0.23)	(0.26)	(0.16)	—	—	—

Total Distributions	(0.44)	(0.70)	(0.69)	(0.61)	(0.64)	(0.11)

Net Asset Value, End of Period	$10.73	$11.05	$11.36	$11.26	$10.34	$10.22

Ratios and Supplemental Data
Total Return	+1.02%	+3.56%	+7.45%	+15.28%	+7.69%	+1.13%
Net Assets, End of Period (In Millions)	$94	$122	$105	$76	$21	$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%*	0.5%	0.5%	0.5%	0.4%	0.4	%*
Ratio of Expenses to Average Net Assets	0.5%*	0.5%	0.5%	0.5%	0.4%	0.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1%*	3.0%	4.5%	5.4%	6.2%	5.9	%*
Portfolio Turnover Rate(e)	240.2%	530.9%	519.2%	552.2%	373.3%	185.3%

STRONG GOVERNMENT SECURITIES FUND — ADVISOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.05	$11.35	$11.25	$10.33	$10.22	$10.21
Income From Investment Operations:
Net Investment Income (Loss)	0.12	0.25	0.42	0.54	0.56	0.09
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.07	0.30	0.92	0.11	0.01

Total from Investment Operations	0.09	0.32	0.72	1.46	0.67	0.10
Less Distributions:
From Net Investment Income	(0.17)	(0.36)	(0.46)	(0.54)	(0.56)	(0.09)
From Net Realized Gains	(0.23)	(0.26)	(0.16)	—	—	—

Total Distributions	(0.40)	(0.62)	(0.62)	(0.54)	(0.56)	(0.09)

Net Asset Value, End of Period	$10.74	$11.05	$11.35	$11.25	$10.33	$10.22

Ratios and Supplemental Data
Total Return	+0.80%	+2.89%	+6.77%	+14.50%	+6.76%	+1.00%
Net Assets, End of Period (In Millions)	$88	$121	$107	$12	$0 (d)	$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.1%	1.1%	1.4%	1.9%	1.2	%*
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.1%	1.1%	1.1%	1.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.5%*	2.3%	3.7%	4.5%	5.5%	5.4	%*
Portfolio Turnover Rate(e)	240.2%	530.9%	519.2%	552.2%	373.3%	185.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from August 31, 1999 (commencement of class) to October 31, 1999.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GOVERNMENT SECURITIES FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.05	$11.14
Income From Investment Operations:
Net Investment Income (Loss)	0.07	0.19
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	(0.06)

Total from Investment Operations	0.03	0.13
Less Distributions:
From Net Investment Income	(0.12)	(0.22)
From Net Realized Gains	(0.23)	—

Total Distributions	(0.35)	(0.22)

Net Asset Value, End of Period	$10.73	$11.05

Ratios and Supplemental Data
Total Return	+0.24%	+1.18%
Net Assets, End of Period (In Millions)	$4	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%*	2.2%*
Ratio of Expenses to Average Net Assets	2.0%*	2.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.6%*	1.3%*
Portfolio Turnover Rate(d)	240.2%	530.9%

STRONG SHORT-TERM HIGH YIELD BOND FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000		Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.66	$8.29	$8.93	$9.88	$10.21		$10.20
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.47	0.61	0.82	0.81		0.79
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.37	(0.64)	(0.95)	(0.33)		0.06

Total from Investment Operations	0.23	0.84	(0.03)	(0.13)	0.48		0.85
Less Distributions:
From Net Investment Income	(0.22)	(0.47)	(0.61)	(0.82)	(0.81)		(0.79)
From Net Realized Gains	—	—	—	—	(0.00	)(e)	(0.05)

Total Distributions	(0.22)	(0.47)	(0.61)	(0.82)	(0.81)		(0.84)

Net Asset Value, End of Period	$8.67	$8.66	$8.29	$8.93	$9.88		$10.21

Ratios and Supplemental Data
Total Return	+2.65%	+10.38%	–0.42%	–1.64%	+4.91%		+8.51%
Net Assets, End of Period (In Millions)	$189	$268	$200	$348	$286		$252
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%*	1.0%	0.9%	0.8%	0.8%		0.8%
Ratio of Expenses to Average Net Assets	0.9%*	1.0%	0.9%	0.8%	0.8%		0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.0%*	5.5%	7.2%	8.5%	8.1%		7.6%
Portfolio Turnover Rate(d)	42.4%	116.7%	86.1%	72.9%	66.8%		60.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM HIGH YIELD BOND FUND — ADVISOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.66	$8.28	$8.93	$9.88	$10.05
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.46	0.60	0.79	0.51
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.38	(0.65)	(0.95)	(0.17)

Total from Investment Operations	0.22	0.84	(0.05)	(0.16)	0.34
Less Distributions:
From Net Investment Income	(0.21)	(0.46)	(0.60)	(0.79)	(0.51)

Total Distributions	(0.21)	(0.46)	(0.60)	(0.79)	(0.51)

Net Asset Value, End of Period	$8.67	$8.66	$8.28	$8.93	$9.88

Ratios and Supplemental Data
Total Return	+2.53%	+10.35%	–0.68%	–1.92%	+3.52%
Net Assets, End of Period (In Millions)	$64	$73	$28	$18	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.2%	1.2%	1.3%	1.2%
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.7%*	5.2%	6.8%	7.9%	7.6%*
Portfolio Turnover Rate(e)	42.4%	116.7%	86.1%	72.9%	66.8%

STRONG CORPORATE INCOME FUND

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.25	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.40
Net Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.25

Total from Investment Operations	0.15	0.65
Less Distributions:
From Net Investment Income	(0.20)	(0.40)
From Net Realized Gains	(0.07)	—

Total Distributions	(0.27)	(0.40)

Net Asset Value, End of Period	$10.13	$10.25

Ratios and Supplemental Data
Total Return	+1.48%	+6.57%
Net Assets, End of Period (In Millions)	$26	$29
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%*	1.6%
Ratio of Expenses to Average Net Assets	0.3%*	0.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.9%*	4.0%
Portfolio Turnover Rate	26.2%	211.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM INCOME FUND

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.06		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.12		0.24
Net Realized and Unrealized Gains (Losses) on Investments	(0.00	)(c)	0.14

Total from Investment Operations	0.12		0.38
Less Distributions:
From Net Investment Income	(0.16)		(0.32)

Total Distributions	(0.16)		(0.32)

Net Asset Value, End of Period	$10.02		$10.06

Ratios and Supplemental Data
Total Return	+1.16%		+3.87%
Net Assets, End of Period (In Millions)	$53		$55
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.5%
Ratio of Expenses to Average Net Assets	0.3	%*	0.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.4	%*	2.3%
Portfolio Turnover Rate	37.9%		327.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Corporate Bond Fund (a series fund of Strong Corporate Bond Fund, Inc.)

•	Strong High-Yield Bond Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Short-Term Bond Fund (a series fund of Strong Short-Term Bond Fund, Inc.)

•	Strong Government Securities Fund (a series fund of Strong Government Securities Fund, Inc.)

•	Strong Short-Term High Yield Bond Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Corporate Income Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Short-Term Income Fund (a series fund of Strong Income Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Corporate Bond Fund, Strong High-Yield Bond Fund, and Strong Short-Term Bond Fund offer Investor Class, Institutional Class, and Advisor Class shares. Strong Government Securities Fund offers Investor Class, Institutional Class, Advisor Class, and Class C shares. Strong Short-Term High Yield Bond Fund offers Investor Class and Advisor Class shares. Strong Corporate Income Fund and Strong Short-Term Income Fund offer Investor Class shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses, and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are available to investors that meet certain higher initial investment minimums, and Advisor Class and Class C shares are available only through financial professionals.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at April 30, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Corporate Bond Fund	$188,696	$200,836	0.0%
Strong High-Yield Bond Fund	10,223,817	180,712	0.0%
Strong Short-Term Bond Fund	39,360,656	39,594,448	6.1%
Strong Short-Term Income Fund	496,140	504,357	1.0%

April 30, 2004 (Unaudited)

The Funds, except Strong Government Securities Fund, may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers, and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, the Funds’ net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Funds’ investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — The Funds may enter into interest rate, credit default, securities index, commodity, currency exchange rate and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally, the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund.

(L)	Bank Loan Commitments — The Funds, except for Strong Government Securities Fund, may acquire bank term loans under which the Funds obtain rights directly from the borrower. Such loan interests are separately enforceable by the Funds against the borrower and all payments of interest and principal are typically made directly to the Funds from the borrower. In the event that the Funds and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit. Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund hold bank term loans as listed in the Schedule of Investments.

(M)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

April 30, 2004 (Unaudited)

At April 30, 2004, Strong Corporate Bond Fund, Strong Short-Term Bond Fund, and Strong Government Securities Fund had securities with a market value of $61,727,635, $19,075,567, and $73,244,054, respectively, on loan and had received $63,163,886, $19,719,279, and $75,083,264, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended April 30, 2004, the securities lending income totaled $62,178, $8,213, and $82,838 for Strong Corporate Bond Fund, Strong Short-Term Bond Fund, and Strong Government Securities Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(R)	Redemption Fees — All share classes of Strong High-Yield Bond Fund held for less than six months are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund. The amount collected for the year is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administration Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class C
Strong Corporate Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong High-Yield Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong Short-Term Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong Government Securities Fund	0.35	%(2)	0.28%	0.02%	0.28%	0.28%
Strong Short-Term High Yield Bond Fund	0.375	%(1)	0.28%	*	0.28%	*
Strong Corporate Income Fund	0.375	%(1)	0.28%	*	*	*
Strong Short-Term Income Fund	0.375	%(1)	0.28%	*	*	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.375% for assets under $4 billion, 0.35% for the next $2 billion assets, and 0.325% for assets $6 billion and above.
(2)	The investment advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

$4.20 for each closed shareholder account. Transfer agent and related service fees for Institutional Class, Advisor Class, and Class C shares are paid at an annual rate of 0.015%, 0.20% and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Advisor Class and Class C shares, along with the Investor Class shares of Strong Corporate Income Fund and Strong Short-Term Income Fund. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Strong Corporate Income and the Strong Short-Term Income Funds and 0.25% and 1.00% of the average daily net assets of the Advisor Class and Class C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of those shares. See Note 4.

Strong Government Securities Fund’s Class C shares have a 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. For the six months ended April 30, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Government Securities Fund of $2,284. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended April 30, 2004, is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at April 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Corporate Bond Fund	$276,010	$893,659	$19,058	$14,021
Strong High-Yield Bond Fund	(45,889)	336,942	2,955	10,540
Strong Short-Term Bond Fund	184,925	785,263	15,413	17,197
Strong Government Securities Fund	864,249	3,164,008	17,316	49,089
Strong Short-Term High Yield Bond Fund	(45,617)	244,239	2,366	6,228
Strong Corporate Income Fund	11,410	56,826	873	828
Strong Short-Term Income Fund	17,671	96,943	1,029	1,228

April 30, 2004 (Unaudited)

4.	Expenses and Expense Offsets

For the six months ended April 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Corporate Bond Fund
Investor Class	$717,542	$860,282	$72,098	$—	$14,128
Institutional Class	8,004	6,240	69,810	—	5,874
Advisor Class	36,232	25,987	2,745	32,350	205
Strong High-Yield Bond Fund
Investor Class	542,552	305,225	56,301	—	3,952
Institutional Class	4,157	3,191	273	—	12
Advisor Class	38,262	27,432	3,919	34,163	85
Strong Short-Term Bond Fund
Investor Class	897,430	766,123	144,013	—	12,433
Institutional Class	6,594	5,051	16,743	—	4,153
Advisor Class	17,854	12,828	1,533	15,941	87
Strong Government Securities Fund
Investor Class	2,335,265	3,046,314	280,119	—	14,632
Institutional Class	10,804	8,519	32,830	—	5,708
Advisor Class	142,312	102,098	12,508	127,064	335
Class C	4,782	3,502	2,434	17,079	217
Strong Short-Term High Yield Bond Fund
Investor Class	306,214	174,772	36,063	—	2,796
Advisor Class	96,275	68,879	5,430	85,960	158

For the six months ended April 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Corporate Bond Fund
Investor Class	$(12,532)	$—	$—
Institutional Class	(36)	—	—
Advisor Class	(5,389)	—	—
Fund Level	(45,794)	—	(683)
Strong High-Yield Bond Fund
Investor Class	(11,691)	—	—
Institutional Class	(36)	—	—
Advisor Class	(7,173)	—	—
Fund Level	(34,937)	—	(1,431)
Strong Short-Term Bond Fund
Investor Class	(8,840)	—	—
Institutional Class	(125)	—	—
Advisor Class	(2,957)	—	—
Fund Level	(54,875)	—	(1,676)
Strong Government Securities Fund
Investor Class	(67,066)	—	—
Institutional Class	(467)	—	—
Advisor Class	(14,675)	—	—
Class C	(123)	—	—
Fund Level	(149,705)	—	(1,441)
Strong Short-Term High Yield Bond Fund
Investor Class	(5,563)	—	—
Advisor Class	(13,703)	—	—
Fund Level	(22,491)	—	(1,247)
Strong Corporate Income Fund	(172,938)	—	(39)
Strong Short-Term Income Fund	(304,099)	—	(151)

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Short-Term Bond Fund, Strong Government Securities Fund, Strong Short-Term High Yield Bond Fund, Strong Corporate Income Fund, and Strong Short-Term Income Fund had no borrowings under the LOC during the period. Strong Corporate Bond Fund and Strong High-Yield Bond Fund had minimal borrowings during the period. At April 30, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months ended April 30, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Corporate Bond Fund	$147,893,126	$250,313,101	$135,273,770	$339,213,538
Strong High-Yield Bond Fund	—	354,399,462	—	464,118,027
Strong Short-Term Bond Fund	37,422,330	72,865,534	109,869,211	200,808,277
Strong Government Securities Fund	5,464,851,258	28,498,983	6,232,229,889	127,899,167
Strong Short-Term High Yield Bond Fund	—	114,954,842	—	193,507,209
Strong Corporate Income Fund	3,069,030	3,986,053	3,668,467	5,900,926
Strong Short-Term Income Fund	13,910,968	5,795,781	12,212,588	11,610,405

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of April 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Corporate Bond Fund	$616,675,299	$23,209,996	$(5,891,592)	$17,318,404
Strong High-Yield Bond Fund	409,943,015	21,588,863	(26,975,399)	(5,386,536)
Strong Short-Term Bond Fund	658,687,179	18,263,631	(7,710,014)	10,553,617
Strong Government Securities Fund	2,049,835,909	26,711,813	(19,731,661)	6,980,152
Strong Short-Term High Yield Bond Fund	249,539,507	5,650,453	(340,474)	5,309,979
Strong Corporate Income Fund	25,869,881	372,494	(138,204)	234,290
Strong Short-Term Income Fund	51,555,015	653,302	(205,622)	447,680

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

Net Capital Loss Carryovers
Strong Corporate Bond Fund	$(155,274,448)
Strong High-Yield Bond Fund	(408,616,796)
Strong Short-Term Bond Fund	(146,524,968)
Strong Government Securities Fund	—
Strong Short-Term High Yield Bond Fund	(77,044,878)
Strong Corporate Income Fund	—
Strong Short-Term Income Fund	(114,360)

April 30, 2004 (Unaudited)

8.	Capital Share Transactions

	Strong Corporate Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$55,780,140	$124,857,486
Proceeds from Reinvestment of Distributions	10,987,150	28,986,002
Payment for Shares Redeemed	(146,379,233)	(338,330,666)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(79,611,943)	(184,487,178)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	7,060,456	39,139,387
Proceeds from Reinvestment of Distributions	165,068	354,100
Payment for Shares Redeemed	(5,059,205)	(10,419,350)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,166,319	29,074,137

ADVISOR CLASS
Proceeds from Shares Sold	4,570,826	14,048,849
Proceeds from Reinvestment of Distributions	623,017	1,564,604
Payment for Shares Redeemed	(11,533,639)	(20,199,560)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,339,796)	(4,586,107)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(83,785,420)	$(159,999,148)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	5,207,984	12,180,999
Issued in Reinvestment of Distributions	1,036,580	2,855,471
Redeemed	(13,837,019)	(33,310,062)

Net Increase (Decrease) in Shares	(7,592,455)	(18,273,592)

INSTITUTIONAL CLASS
Sold	667,342	3,796,256
Issued in Reinvestment of Distributions	15,584	34,758
Redeemed	(476,198)	(1,029,256)

Net Increase (Decrease) in Shares	206,728	2,801,758

ADVISOR CLASS
Sold	430,317	1,376,333
Issued in Reinvestment of Distributions	58,810	154,063
Redeemed	(1,087,732)	(1,978,553)

Net Increase (Decrease) in Shares	(598,605)	(448,157)

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong High-Yield Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$25,169,436	$136,599,399
Proceeds from Reinvestment of Distributions	10,561,435	28,852,432
Proceeds from Redemption Fees	70,813	246,424
Payment for Shares Redeemed	(151,836,396)	(240,433,604)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(116,034,712)	(74,735,349)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	6,684,974	9,201,633
Proceeds from Reinvestment of Distributions	1,549,038	3,232,423
Proceeds from Redemption Fees	7,575	8,665
Payment for Shares Redeemed	(5,347,754)	(24,291,852)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,893,833	(11,849,131)

ADVISOR CLASS
Proceeds from Shares Sold	2,522,658	16,043,884
Proceeds from Reinvestment of Distributions	944,695	1,810,006
Proceeds from Redemption Fees	5,037	995
Payment for Shares Redeemed	(8,863,325)	(9,301,407)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,390,935)	8,553,478

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(118,531,814)	$(78,031,002)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	3,262,597	19,474,192
Issued in Reinvestment of Distributions	1,377,720	4,157,006
Redeemed	(19,765,823)	(34,138,088)

Net Increase (Decrease) in Shares	(15,125,506)	(10,506,890)

INSTITUTIONAL CLASS
Sold	866,749	1,306,359
Issued in Reinvestment of Distributions	201,385	463,826
Redeemed	(686,650)	(3,657,014)

Net Increase (Decrease) in Shares	381,484	(1,886,829)

ADVISOR CLASS
Sold	328,250	2,269,737
Issued in Reinvestment of Distributions	123,575	259,730
Redeemed	(1,157,376)	(1,311,720)

Net Increase (Decrease) in Shares	(705,551)	1,217,747

April 30, 2004 (Unaudited)

	Strong Short-Term Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$44,617,624	$115,589,558
Proceeds from Reinvestment of Distributions	9,595,279	27,545,994
Payment for Shares Redeemed	(197,761,536)	(356,731,652)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(143,548,633)	(213,596,100)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	7,092,873	21,781,868
Proceeds from Reinvestment of Distributions	531,195	1,303,133
Payment for Shares Redeemed	(15,457,673)	(11,298,925)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,833,605)	11,786,076

ADVISOR CLASS
Proceeds from Shares Sold	1,076,577	9,295,360
Proceeds from Reinvestment of Distributions	215,890	408,591
Payment for Shares Redeemed	(4,455,015)	(4,877,686)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,162,548)	4,826,265

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(154,544,786)	$(196,983,759)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	5,035,361	13,067,378
Issued in Reinvestment of Distributions	1,084,430	3,115,534
Redeemed	(22,363,217)	(40,400,236)

Net Increase (Decrease) in Shares	(16,243,426)	(24,217,324)

INSTITUTIONAL CLASS
Sold	797,915	2,459,474
Issued in Reinvestment of Distributions	59,949	147,215
Redeemed	(1,743,349)	(1,278,776)

Net Increase (Decrease) in Shares	(885,485)	1,327,913

ADVISOR CLASS
Sold	121,900	1,049,668
Issued in Reinvestment of Distributions	24,396	46,193
Redeemed	(503,492)	(551,361)

Net Increase (Decrease) in Shares	(357,196)	544,500

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong Government Securities Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$174,922,188	$840,315,579
Proceeds from Reinvestment of Distributions	57,727,546	115,634,365
Payment for Shares Redeemed	(791,798,015)	(1,244,913,247)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(559,148,281)	(288,963,303)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	12,261,072	60,088,685
Proceeds from Reinvestment of Distributions	1,140,765	2,781,991
Payment for Shares Redeemed	(38,134,745)	(42,423,053)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,732,908)	20,447,623

ADVISOR CLASS
Proceeds from Shares Sold	12,868,151	110,131,565
Proceeds from Reinvestment of Distributions	3,797,992	6,674,922
Payment for Shares Redeemed	(46,456,683)	(99,800,426)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(29,790,540)	17,006,061

CLASS C
Proceeds from Shares Sold	1,344,765	3,499,806
Proceeds from Reinvestment of Distributions	77,277	18,315
Payment for Shares Redeemed	(489,181)	(575,829)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	932,861	2,942,292

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(612,738,868)	$(248,567,327)

April 30, 2004 (Unaudited)

	Strong Government Securities Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	15,923,782	75,168,372
Issued in Reinvestment of Distributions	5,280,216	10,385,307
Redeemed	(72,139,825)	(111,546,437)

Net Increase (Decrease) in Shares	(50,935,827)	(25,992,758)

INSTITUTIONAL CLASS
Sold	1,119,512	5,386,465
Issued in Reinvestment of Distributions	104,436	249,977
Redeemed	(3,476,421)	(3,818,037)

Net Increase (Decrease) in Shares	(2,252,473)	1,818,405

ADVISOR CLASS
Sold	1,173,198	9,853,084
Issued in Reinvestment of Distributions	347,637	599,836
Redeemed	(4,234,303)	(8,921,967)

Net Increase (Decrease) in Shares	(2,713,468)	1,530,953

CLASS C
Sold	122,538	314,330
Issued in Reinvestment of Distributions	7,081	1,641
Redeemed	(44,717)	(51,120)

Net Increase (Decrease) in Shares	84,902	264,851

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong Short-Term High Yield Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$91,246,781	$253,268,556
Proceeds from Reinvestment of Distributions	4,608,344	10,625,192
Payment for Shares Redeemed	(175,597,176)	(206,527,657)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(79,742,051)	57,366,091

ADVISOR CLASS
Proceeds from Shares Sold	11,476,394	61,879,808
Proceeds from Reinvestment of Distributions	1,497,924	2,225,067
Payment for Shares Redeemed	(22,135,413)	(20,233,330)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,161,095)	43,871,545

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(88,903,146)	$101,237,636

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	10,507,148	29,706,333
Issued in Reinvestment of Distributions	530,772	1,250,749
Redeemed	(20,225,170)	(24,198,134)

Net Increase (Decrease) in Shares	(9,187,250)	6,758,948

ADVISOR CLASS
Sold	1,321,194	7,241,271
Issued in Reinvestment of Distributions	172,487	260,506
Redeemed	(2,548,679)	(2,365,609)

Net Increase (Decrease) in Shares	(1,054,998)	5,136,168

April 30, 2004 (Unaudited)

	Strong Corporate Income Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
Proceeds from Shares Sold	$4,879,211	$36,965,002
Proceeds from Reinvestment of Distributions	722,289	833,285
Payment for Shares Redeemed	(8,328,066)	(9,135,112)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(2,726,566)	$28,663,175

Transactions in Shares of Each Class of the Funds Were as Follows:
Sold	474,359	3,668,596
Issued in Reinvestment of Distributions	70,275	81,385
Redeemed	(810,861)	(888,227)

Net Increase (Decrease) in Shares of the Fund	(266,227)	2,861,754

	Strong Short-Term Income Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
Proceeds from Shares Sold	$14,391,260	$89,397,436
Proceeds from Reinvestment of Distributions	809,855	1,403,474
Payment for Shares Redeemed	(17,316,173)	(36,273,940)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(2,115,058)	$54,526,970

Transactions in Shares of Each Class of the Funds Were as Follows:
Sold	1,424,981	8,921,815
Issued in Reinvestment of Distributions	80,121	138,952
Redeemed	(1,714,424)	(3,601,939)

Net Increase (Decrease) in Shares of the Fund	(209,322)	5,458,828

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) each Fund’s fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants (“Actions”) in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL has ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiff’s attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions, and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

April 30, 2004 (Unaudited)

10.	Subsequent Event

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The transaction, which is anticipated to close in the first quarter of 2005, is subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

NOTES

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT44314 06-04

SINC/WH2140 04-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Corporate Bond Fund, Inc., on behalf of the Strong Corporate Bond Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: June 30, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: June 30, 2004